                                                      Registration No. 333-64162
                                                                       811-10433

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 1


                              SEPARATE ACCOUNT IMO
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               440 Lincoln Street
                               Worcester, MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

                    immediately upon filing pursuant to paragraph (b)
                ---
                 X  on May 1, 2002 pursuant to paragraph (b)
                ---
                    60 days after filing pursuant to paragraph (a)(1)
                ---
                    on (date) pursuant to paragraph (a)(1)
                ---
                    this post-effective amendment designates a new effective
                --- date for a previously filed post-effective amendment


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2001 was filed on or before February 15, 2002.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2   CAPTION IN PROSPECTUS
-----------   ---------------------
1             Cover Page
2             Cover Page
3             Not Applicable
4             Distribution
5             The Company, The Separate Account and the Underlying Funds
6             The Separate Account
7             Not Applicable
8             Not Applicable
9             Legal Proceedings
10            Summary; Description of the Company, The Separate Account and the
              Underlying Funds; The Policy; Policy Termination and
              Reinstatement; Other Policy Provisions
11            Summary; The Underlying Funds; Investment Objectives and Policy
12            Summary; The Underlying Funds
13            Summary; The Underlying Funds; Charges and Deductions
14            Summary; Applying for a Policy
15            Summary; Applying for a Policy; Payments; Allocation of Net
              Premiums
16            The Separate Account; The Underlying Funds; Payments; Allocation
              of Net Premiums
17            Summary; Surrender; Partial Withdrawal; Charges and Deductions;
              Policy Termination and Reinstatement
18            The Separate Account; The Underlying Funds; Payments
19            Reports; Voting Rights
20            Not Applicable
21            Summary; Policy Loans; Other Policy Provisions
22            Other Policy Provisions
23            Not Required
24            Other Policy Provisions
25            The Company
26            Not Applicable
27            The Company
28            Directors and Principal Officers of the Company
29            The Company
30            Not Applicable
31            Not Applicable
32            Not Applicable
33            Not Applicable
34            Not Applicable
35            Distribution
36            Not Applicable
37            Not Applicable
38            Summary; Distribution
39            Summary; Distribution
40            Not Applicable
41            The Company, Distribution
42            Not Applicable
43            Not Applicable

44            Payments; Policy Value and Cash Surrender Value
45            Not Applicable
46            Policy Value and Cash Surrender Value; Federal Tax Considerations
47            The Company
48            Not Applicable
49            Not Applicable
50            The Separate Account
51            Cover Page; Summary; Charges and Deductions; The Policy; Policy
              Termination and Reinstatement; Other Policy Provisions
52            Addition, Deletion or Substitution of Investments
53            Federal Tax Considerations
54            Not Applicable
55            Not Applicable
56            Not Applicable
57            Not Applicable
58            Not Applicable
59            Not Applicable

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about an individual flexible payment variable life insurance policy issued by First Allmerica Financial Life Insurance Company. The policies are funded through the Separate Account IMO, a separate investment account of the Company that is referred to as the Variable Account. Please read this Prospectus carefully before investing and keep it for future reference.

The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Core Equity Fund                                          (SERVICE CLASS 2)
AIT Equity Index Fund                                         Fidelity VIP II Contrafund-Registered Trademark-
AIT Government Bond Fund                                      Portfolio
AIT Money Market Fund
AIT Select Aggressive Growth Fund                             FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Select Capital Appreciation Fund                          (SERVICE CLASS 2)
AIT Select Emerging Markets Fund                              Fidelity VIP III Mid Cap Portfolio
AIT Select Growth and Income Fund                             Fidelity VIP III Value Strategies Portfolio
AIT Select Growth Fund
AIT Select International Equity Fund                          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
AIT Select Investment Grade Income Fund                       (CLASS 2)
AIT Select Strategic Growth Fund                              FT VIP Franklin Large Cap Growth Securities Fund
AIT Select Strategic Income Fund                              FT VIP Franklin Small Cap Fund
AIT Select Value Opportunity Fund                             FT VIP Franklin Small Cap Value Securities Fund
                                                              FT VIP Mutual Shares Securities Fund
AIM VARIABLE INSURANCE FUNDS                                  FT VIP Templeton Foreign Securities Fund
(SERIES II SHARES)
AIM V.I. Aggressive Growth Fund                               MFS VARIABLE INSURANCE TRUST-SM- (SERVICE CLASS)
AIM V.I. Basic Value Fund                                     MFS-Registered Trademark- Mid Cap Growth Series
AIM V.I. Blue Chip Fund                                       MFS-Registered Trademark- New Discovery Series
AIM V.I. Capital Development Fund                             MFS-Registered Trademark- Total Return Series
AIM V.I. Premier Equity Fund                                  MFS-Registered Trademark- Utilities Series
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)        OPPENHEIMER VARIABLE ACCOUNT FUNDS
AllianceBernstein Small Cap Value Portfolio                   (SERVICE SHARES)
AllianceBernstein Value Portfolio                             Oppenheimer Capital Appreciation Fund/VA
Alliance Growth and Income Portfolio                          Oppenheimer Global Securities Fund/VA
Alliance Premier Growth Portfolio                             Oppenheimer High Income Fund/VA
Alliance Technology Portfolio                                 Oppenheimer Main Street Growth & Income Fund/VA
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


                               DATED MAY 1, 2002

(continued)

Policy owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge.

We offer a variety of variable life policies. They may offer features, including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.

Correspondence may be mailed to: Allmerica Select, P.O. Box 8179, Boston MA 02266-8179

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       5
SUMMARY OF FEES AND CHARGES.................................       8
SUMMARY OF POLICY FEATURES..................................      13
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
UNDERLYING FUNDS............................................      20
INVESTMENT OBJECTIVES AND POLICIES..........................      22
THE POLICY..................................................      26
  Market Timers.............................................      26
  Applying for a Policy.....................................      26
  Free-Look Period..........................................      27
  Conversion Privilege......................................      27
  Payments..................................................      27
  Allocation of Net Payments................................      28
  Transfer Privilege........................................      28
  Death Benefit.............................................      30
  Election of Death Benefit Options.........................      31
  Changing Between Death Benefit Option 1 and Death Benefit
    Option 2................................................      34
  Guaranteed Death Benefit..................................      34
  Change in Face Amount.....................................      35
  Policy Value..............................................      36
  Payment Options...........................................      38
  Optional Insurance Benefits...............................      38
  Surrender.................................................      38
  Partial Withdrawal........................................      38
CHARGES AND DEDUCTIONS......................................      39
  Deductions from Payments..................................      39
  Monthly Charges (The Monthly Deduction)...................      39
  Computing Insurance Protection Charges....................      40
  Fund Expenses.............................................      42
  Surrender Charge..........................................      43
  Partial Withdrawal Costs..................................      43
  Transfer Charges..........................................      44
  Other Administrative Charges..............................      44
POLICY LOANS................................................      45
  Preferred Loan Option.....................................      45
  Repayment of Outstanding Loan.............................      45
  Effect of Policy Loans....................................      45
POLICY TERMINATION AND REINSTATEMENT........................      46
  Termination...............................................      46
  Reinstatement.............................................      46
OTHER POLICY PROVISIONS.....................................      47
  Policy Owner..............................................      47
  Beneficiary...............................................      47
  Assignment................................................      47
  Limit on Right to Challenge Policy........................      47
  Suicide...................................................      48
  Misstatement of Age or Sex................................      48
  Delay of Payments.........................................      48
FEDERAL TAX CONSIDERATIONS..................................      48
  The Company and the Variable Account......................      48
  Taxation of the Policies..................................      49

  Policy Loans..............................................      49
  Modified Endowment Policies...............................      50
VOTING RIGHTS...............................................      50
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      51
DISTRIBUTION................................................      52
REPORTS.....................................................      52
LEGAL PROCEEDINGS...........................................      53
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      53
FURTHER INFORMATION.........................................      54
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      54
  General Description.......................................      54
  Fixed Account Interest....................................      54
  Surrenders, Partial Withdrawals and Transfers.............      54
INDEPENDENT ACCOUNTANTS.....................................      55
FINANCIAL STATEMENTS........................................      55
APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT FACTORS
TABLE.......................................................     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- PAYMENT OPTIONS...............................     C-1
APPENDIX D -- ILLUSTRATIONS.................................     D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................     F-1
APPENDIX G -- MONTHLY EXPENSE CHARGES.......................     G-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

ADDITIONAL INSURANCE BENEFIT OPTION: Supplemental life insurance under which the benefit is payable only if the person insured under the option dies during the period specified in the option.

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: First Allmerica Financial Life Insurance Company. "We," "our," "us," and "the Company" refer to First Allmerica Financial Life Insurance Company in this Prospectus.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies, before adding any additional insurance benefit under the Additional Insurance Benefit Option and before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.


FACE AMOUNT: the amount of insurance coverage applied for. The Face Amount does not include or refer to any additional insurance benefit purchased under the Additional Insurance Benefit Option. The initial Face Amount is shown in your Policy. The Face Amount may be increased or decreased.


FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 100th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


FUNDS (UNDERLYING FUNDS): certain investment portfolios of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AIM"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), MFS Variable Insurance Trust(SM) ("MFS VIT"), and Oppenheimer Variable Account Funds ("Oppenheimer").


GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE MINIMUM DEATH BENEFIT: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit is the PRODUCT of:

    - the Policy Value TIMES

    - a percentage factor.

The percentage factor is a percentage that, when multiplied by the Policy value, determines the minimum death benefit required under federal tax laws. If Death Benefit Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, and underwriting class, as set forth in the Policy. If Death Benefit

Option 1 or Death Benefit Option 2 is in effect, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE.

INSURANCE PROTECTION AMOUNT: the death benefit less the Policy Value.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when Monthly Insurance Protection charges are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:


    - the death benefit under either Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3 plus the additional insurance benefit, if any, provided under the Additional Insurance Benefit Option, MINUS


    - any Outstanding Loan on the Insured's death, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under Death Benefit Option 2 and on the date of death for Death Benefit Options 1 and 3. If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2.

After the Final Payment Date, the Net Death Benefit generally is the greater of:

    - the Face Amount as of the Final Payment Date less any Outstanding Loan, any partial withdrawals and withdrawal charges; or


    - the Policy Value as of the date due proof of death is received by the Company, less any Outstanding Loan.


NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.


POLICY CHANGE: any change in the Face Amount, the addition or deletion of an optional benefit, exercise of the Additional Insurance Benefit Option, underwriting reclassifications, or a change in death benefit option (Option 1 or Option 2).


POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy Owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:

    - Value of the units of the sub-accounts credited to your Policy PLUS

    - Accumulation in the Fixed Account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each sub-account bear to the total unloaned Policy Value.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly charges and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Separate Account IMO, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

    - From each payment, we will deduct a Payment Expense Charge of 6.00%, which is composed of the following:

       PREMIUM TAX CHARGE -- A current premium tax deduction of 2.00% of payments represents our average expenses for state and local premium taxes,

       DEFERRED ACQUISITION COSTS ("DAC TAX") CHARGE -- A current DAC tax deduction of 1.00% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

       FRONT-END SALES LOAD -- From each payment, we will deduct a charge of 3.00% of the payment to partially compensate us for Policy sales expenses.

    - We deduct the following monthly charges (the "Monthly Deduction") from Policy Value:

       MONTHLY INSURANCE PROTECTION CHARGE -- The Monthly Insurance Protection Charge will be charged on each monthly processing date until the Final Payment Date. This charge compensates us for providing life insurance coverage for the Insured. The charge is equal to a specified amount that varies with the sex (unisex rates required by state law), age, smoking status, and underwriting class of the Insured and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount.

       MONTHLY EXPENSE CHARGE -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount. The Maximum Monthly Expense Charge is $0.88 per $1,000 of Face Amount for a Male Smoker, Age
       65. See APPENDIX G -- MONTHLY EXPENSE CHARGES.

       MONTHLY MAINTENANCE FEE -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

       MONTHLY MORTALITY AND EXPENSE RISK CHARGE -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is calculated based on the Policy Value in the sub-accounts of the Variable Account (but not the Fixed Account) as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. This charge will continue to be assessed after the Final Payment Date.


       MONTHLY CHARGES FOR OPTIONAL BENEFITS -- These charges will vary based on the optional benefits selected and by the sex, age, and underwriting classification of the Insured.


    - The charges below apply only if you surrender your Policy or make partial withdrawals:

       SURRENDER CHARGE -- A surrender charge will apply to a full surrender or decrease in Face Amount for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class (Smoker or Nonsmoker) of the Insured, for each $1,000 of the Policy's Face Amount. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year. If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits at the time of the increase.

    - The maximum surrender charge under a Policy, per $1,000 of original Face Amount is $53.43 for a female non-smoker, age 66. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

       PARTIAL WITHDRAWAL CHARGES -- For each partial withdrawal, we deduct the following charges from Policy Value:

       - A transaction fee of 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal (including a Free 10% Withdrawal)

       - A partial withdrawal charge of 5.0% (but not to exceed the amount of the outstanding surrender charge) of a withdrawal exceeding the "Free 10% Withdrawal," described below

       The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the Policy Value in a Policy year, less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

       - Withdrawals when no surrender charge applies.

       We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that are deducted.

    - The charges below are designed to reimburse us for Policy administrative costs, and apply under the following circumstances:


       CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT -- A one time administrative charge of $25 will be deducted from Policy Value when the Guaranteed Death Benefit elected.


       TRANSFER CHARGE -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

       OTHER ADMINISTRATIVE CHARGES -- We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

       - Changing net payment allocation instructions

       - Changing the allocation of the Monthly Deduction among the various sub-accounts

       - Providing a projection of values.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2001. THE UNDERLYING FUND INFORMATION BELOW WAS PROVIDED BY THE UNDERLYING FUNDS AND WAS NOT INDEPENDENTLY VERIFIED BY THE COMPANY.



                                                                                     OTHER EXPENSES         TOTAL FUND
                                                    MANAGEMENT FEE                     (AFTER ANY         EXPENSES (AFTER
                                                      (AFTER ANY       FEES UNDER      APPLICABLE          ANY WAIVERS/
UNDERLYING FUND                                   VOLUNTARY WAIVERS)   12B-1 PLAN*   REIMBURSEMENTS)      REIMBURSEMENTS)
---------------                                   ------------------   -----------   ---------------   ---------------------
AIT Core Equity Fund (Service Shares)...........        0.55%             0.15%           0.06%        0.76%(1)(2)
AIT Equity Index Fund (Service Shares)..........        0.28%             0.15%           0.06%        0.49%(1)(2)
AIT Government Bond Fund (Service Shares).......        0.50%             0.15%           0.08%        0.73%(1)
AIT Money Market Fund (Service Shares)..........        0.31%             0.15%           0.05%        0.51%(1)
AIT Select Aggressive Growth Fund (Service
 Shares)........................................        0.83%             0.15%           0.07%        1.05%(1)(2)
AIT Select Capital Appreciation Fund (Service
 Shares)........................................        0.88%             0.15%           0.06%        1.09%(1)(2)
AIT Select Emerging Markets Fund (Service
 Shares)........................................        1.35%             0.15%           0.34%        1.84%(1)(2)
AIT Select Growth and Income Fund (Service
 Shares)........................................        0.68%             0.15%           0.05%        0.88%(1)(2)
AIT Select Growth Fund (Service Shares).........        0.79%             0.15%           0.06%        1.00%(1)(2)
AIT Select International Equity Fund (Service
 Shares)........................................        0.89%             0.15%           0.12%        1.16%(1)(2)
AIT Select Investment Grade Income
 Fund (Service Shares)..........................        0.41%             0.15%           0.06%        0.62%(1)
AIT Select Strategic Growth Fund (Service
 Shares)........................................        0.85%             0.15%           0.29%        1.29%(1)
AIT Select Strategic Income Fund (Service
 Shares)........................................        0.58%             0.15%           0.39%        1.12%(1)
AIT Select Value Opportunity Fund (Service
 Shares)........................................        0.87%             0.15%           0.05%        1.07%(1)(2)
AIM V.I. Aggressive Growth Fund (Series II
 Shares)........................................        0.80%             0.24%           0.41%        1.45%(3)(4)
AIM V.I. Basic Value Fund (Series II Shares)....        0.73%             0.15%           0.57%        1.45%(3)(4)
AIM V.I. Blue Chip Fund (Series II Shares)......        0.75%             0.19%           0.51%        1.45%(3)(4)
AIM V.I. Capital Development Fund (Series II
 Shares)........................................        0.75%             0.25%           0.41%        1.41%(3)
AIM V.I. Premier Equity Value Fund (Series II
 Shares)........................................        0.60%             0.25%           0.25%        1.10%(3)
AllianceBernstein Small Value Portfolio
 (Class B)......................................        0.25%             0.25%           0.95%        1.45%(5)
AllianceBernstein Value Portfolio (Class B).....        0.25%             0.25%           0.95%        1.45%(5)
Alliance Growth and Income Portfolio
 (Class B)......................................        0.63%             0.25%           0.04%        0.92%
Alliance Premier Growth Portfolio (Class B).....        1.00%             0.25%           0.04%        1.29%
Alliance Technology Portfolio (Class B).........        1.00%             0.25%           0.08%        1.33%
Fidelity VIP Equity-Income Portfolio (Service
 Class 2).......................................        0.48%             0.25%           0.11%        0.84%(6)
Fidelity VIP Growth Portfolio (Service
 Class 2).......................................        0.58%             0.25%           0.10%        0.93%(6)
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)                            0.58%             0.25%           0.11%        0.94%(6)
Fidelity VIP III Mid Cap Portfolio (Service
 Class 2).......................................        0.58%             0.25%           0.11%        0.94%(6)
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)..............................        0.58%             0.25%           0.26%        1.09%(7)
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)......................................        0.75%             0.25%           0.03%        1.03%(8)(9)
FT VIP Franklin Small Cap Fund (Class 2)........        0.53%             0.25%           0.31%        1.09%(8)(10)
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)......................................        0.60%             0.25%           0.20%        1.05%(8)(10)
FT VIP Mutual Shares Securities Fund
 (Class 2)......................................        0.60%             0.25%           0.19%        1.04%(8)
FT VIP Templeton Foreign Securities Fund
 (Class 2)......................................        0.69%             0.25%           0.22%        1.16%(8)(10)
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class).........................        0.75%             0.25%           0.15%        1.15%(11)(12)
MFS-Registered Trademark- New Discovery
 Series (Service Class).........................        0.90%             0.25%           0.16%        1.31% (11)(12)
MFS-Registered Trademark- Total Return
 Series (Service Class).........................        0.75%             0.25%           0.14%        1.14%(11)
MFS-Registered Trademark- Utilities
 Series (Service Class).........................        0.75%             0.25%           0.18%        1.18%(11)
Oppenheimer Capital Appreciation Fund/VA
 (Service Shares)...............................        0.64%             0.25%           0.02%        0.91%(13)
Oppenheimer Global Securities Fund/VA (Service
 Shares)........................................        0.64%             0.25%           0.06%        0.95%(13)
Oppenheimer High Income Fund/VA (Service
 Shares)........................................        0.74%             0.25%           0.07%        1.06%(13)
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)...............................        0.68%             0.25%           0.05%        0.98% (13)
Oppenheimer Multiple Strategies Fund/VA (Service
 Shares)........................................        0.72%             0.25%           0.04%        1.01%(13)(14)

* These expenses are fees paid by the Underlying Funds under 12b-1 plans. In addition to receiving all or part of the fees listed in the table, the Company may also receive Service Fees from the investment advisers or other service providers of certain Underlying Funds for providing various services to Policyowners. Currently the Company receives Services Fees ranging from 0.10% to 0.25% of the aggregate net asset value of assets held in the Separate Account with respect to such Underlying Funds.



(1) Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets.



    Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001.



    In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



    Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have not been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.73% for AIT Core Equity Fund, 0.47% for AIT Equity Index Fund, 1.02% for AIT Select Aggressive Growth Fund, 1.08% for AIT Select Capital Appreciation Fund, 1.74% for AIT Select Emerging Markets Fund, 0.93% for AIT Select Growth Fund, 0.87% for AIT Select Growth and Income Fund, 1.14% for AIT Select International Equity Fund, and 1.02% for AIT Select Value Opportunity Fund.



(3) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.



(4) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding
    Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.



    Total Annual Fund Operating Expenses before waivers and reimbursements for AIM V.I. Aggressive Growth Fund Series II, AIM V.I. Basic Value Fund
    Series II and AIM V.I. Blue Chip Fund Series II were 1.46%, 1.55% and 1.51%, respectively.



(5) As of May 1, 2002, the investment Advisor of AllianceBernstein Small Cap Value Portfolio and AllianceBernstein Value Portfolio agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit Total Operating Expenses on an annual basis to 1.45% of the average daily net assets. Absent any waiver or reimbursement the Total Operating Expenses would have been 3.17% for AllianceBernstein Small Cap Value Portfolio and 2.47% for AllianceBernstein Value Portfolio.



(6) Actual annual service class 2 operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. As a result of these expense reductions Total Operating Expenses were: 0.83% for Fidelity VIP Equity-Income Portfolio, 0.90% for Fidelity VIP Growth Portfolio, 0.90% for Fidelity VIP II Contrafund-Registered Trademark- Portfolio and 0.88% for Fidelity VIP III Mid Cap Portfolio.

(7) The portfolio commenced operations on February 20, 2002. Management Fee and Other Expenses are estimated.



    Effective February 20, 2002, Fidelity Management & Research Company ("FMR") has voluntarily agreed to reimburse the Service Class 2 to the extent that Total Operating Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.



(8) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(9)  The Fund administration fee is paid indirectly through the management fee.



(10) For FT VIP Franklin Small Cap Fund, FT VIP Franklin Small Cap Value Securities Fund and FT VIP Templeton Foreign Securities Fund, the managers have agreed in advance to make estimated reductions of 0.08%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%, 1.02% and 1.15%, respectively.



(11) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares. (These fees are referred to as distribution fees.)



    MFS-Registered Trademark- Mid Cap Growth Series, MFS-Registered Trademark-New Discovery Series, MFS-Registered Trademark- Total Return Series and MFS-Registered Trademark- Utilities Series have an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expense of the series. Had these fee reductions been taken into account, "Total Expenses" would be lower for these series and would equal: 1.15% for MFS-Registered Trademark-Mid Cap Growth Series, 1.30% for MFS-Registered Trademark- New Discovery Series, 1.13% for MFS-Registered Trademark- Total Return Series and 1.17% for MFS-Registered Trademark-Utilities Series.



(12) MFS has contractually agreed, subject to reimbursement, to bear the MFS-Registered Trademark- Mid Cap Growth Series and MFS-Registered Trademark- New Discovery Series expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. Absent this reimbursement "Total Expenses" would have been higher and would equal: 1.34% for MFS-Registered Trademark- New Discovery Series and 1.20% for MFS-Registered Trademark- Mid Cap Growth Series.



(13) Effective May 1, 2002, 12b-1 fees are 0.25%.



(14) The Fund is expected to launch on or about May 1, 2002. Expenses are estimated.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.


There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or Outstanding Loans exceed the Policy Value. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit is not available in New York.


WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A Net Death Benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings.

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy Value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?


We will pay the Net Death Benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between three death benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the death benefit is the greater of (1) the Face Amount (the amount of insurance applied for) or
(2) the Guideline Minimum Death Benefit (the Guideline Minimum Death Benefit federal tax law requires). Under Death Benefit Option 2, the death benefit is the greater of (1) the sum of the Face Amount and Policy Value or (2) the Guideline Minimum Death Benefit. For more information, see "Election of Death Benefit Options" under THE POLICY. The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.



You may also add additional optional insurance benefits. See APPENDIX B -- OPTIONAL INSURANCE BENEFITS.



An optional Guaranteed Death Benefit is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit is not available in New York). If the Guaranteed Death Benefit is in effect, the Company:



    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and



    - provides a guaranteed Net Death Benefit.



In order to maintain the Guaranteed Death Benefit, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Guaranteed Death Benefit is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Rider. IF THE GUARANTEED DEATH BENEFIT IS TERMINATED, IT CANNOT BE REINSTATED. For more information, see "Guaranteed Death Benefit."


CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance)

    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

The Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.


If required in your state, you will receive a full refund of premiums. If your Policy does not provide for a full refund or if you purchased the Policy in New York as a replacement, you will receive:

    - Amounts allocated to the Fixed Account plus

    - The Policy Value in the Variable Account plus

    - All fees, charges and taxes, which have been imposed.

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

Each Sub-Account invests exclusively in a corresponding Underlying Fund, as listed below. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate you money among the Sub-Accounts and the Fixed Account to meet your investment needs.


If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the AIT Money Market Fund until the fourth day after the expiration of the "Right to Examine Policy" provision of your policy. After this, we will allocate all amounts as you have chosen.

You may allocate and transfer money among the following investment options:


ALLMERICA INVESTMENT TRUST                                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Core Equity Fund                                          Fidelity VIP II Contrafund-Registered Trademark-
AIT Equity Index Fund                                         Portfolio
AIT Government Bond Fund
AIT Money Market Fund                                         FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Select Aggressive Growth Fund                             Fidelity VIP III Mid Cap Portfolio
AIT Select Capital Appreciation Fund                          Fidelity VIP III Value Strategies Portfolio
AIT Select Emerging Markets Fund
AIT Select Growth and Income Fund                             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
AIT Select Growth Fund                                        FT VIP Franklin Large Cap Growth Securities Fund
AIT Select International Equity Fund                          FT VIP Franklin Small Cap Fund
AIT Select Investment Grade Income Fund                       FT VIP Franklin Small Cap Value Securities Fund
AIT Select Strategic Growth Fund                              FT VIP Mutual Shares Securities Fund
AIT Select Strategic Income Fund                              FT VIP Templeton Foreign Securities Fund
AIT Select Value Opportunity Fund                             MFS VARIABLE INSURANCE TRUST-SM-
AIM VARIABLE INSURANCE FUNDS                                  MFS-Registered Trademark- Mid Cap Growth Series
AIM V.I. Aggressive Growth Fund                               MFS-Registered Trademark- New Discovery Series
AIM V.I. Basic Value Fund                                     MFS-Registered Trademark- Total Return Series
AIM V.I. Blue Chip Fund                                       MFS-Registered Trademark- Utilities Series
AIM V.I. Capital Development Fund
AIM V.I. Premier Equity Fund                                  OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                              Oppenheimer Capital Appreciation Fund/VA
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                  Oppenheimer Global Securities Fund/VA
AllianceBernstein Small Cap Value Portfolio                   Oppenheimer High Income Fund/VA
AllianceBernstein Value Portfolio                             Oppenheimer Main Street Growth & Income Fund/VA
Alliance Growth and Income Portfolio                          Oppenheimer Multiple Strategies Fund/VA
Alliance Premier Growth Portfolio
Alliance Technology Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege." You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Policy does not limit payments as to frequency and number. As long as a payment does not increase the death benefit by more than the amount of the payment, additional payments may be made at any time before the Final Payment Date. However, you must provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Protection Amount (the death benefit less the Policy Value). If a payment would increase the Insurance Protection Amount, the Company will return the payment to you. The Company will not accept any additional payments which would increase the Insurance Protection Amount and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Protection Amount for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans that may be available to you:

    - A non-preferred loan option is always available to you. The maximum total loan amount is 100% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at an annual rate of interest that is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a non-preferred loan is at least 4.0%.

    - A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of an Outstanding Loan that is attributable to policy earnings. The term "policy earnings" means that portion of the Policy Value that exceeds the sum of the payments made less all partial withdrawals and partial withdrawal charges. The Company will charge interest on the amount of the loan at an annual rate of interest that is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy earnings securing a preferred loan is at least 4.0%.

We will allocate Policy loans among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the Policy Value in each sub-account equal to the Policy loan to the Fixed Account.

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to possible partial withdrawal charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."


A request for a preferred loan after the Final Payment Date, a partial withdrawal after the Final Payment Date, or the foreclosure of an Outstanding Loan will terminate a Guaranteed Death Benefit. See "Guaranteed Death Benefit." Policy loans may have tax consequences. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Policy. See FEDERAL TAX CONSIDERATIONS -- "Policy Loans."


CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of Policy Value among the funds

    - Adjust the death benefit by increasing or decreasing the Face Amount

    - Change your choice of death benefit options between Death Benefit Option 1 and Death Benefit Option 2


    - Add or remove optional insurance benefits.


CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Policy Value is insufficient to cover the next monthly deduction and loan interest accrued; or

    - Outstanding Loans exceed Policy Value.

There is a 62-day grace period in either situation.


If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure. If the Guaranteed Death Benefit is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). For more information, see THE POLICY -- "Guaranteed Death Benefit."


If the Insured has not died, you may reinstate your Policy within three years after the grace period. The Insured must provide evidence of insurability subject to our then current underwriting standards. In addition, you must either repay or reinstate any outstanding loans and make payments sufficient to keep the Policy in force for three months. See POLICY TERMINATION AND REINSTATEMENT.

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of Policy Value, Policy Owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first basis." Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 2001, the Company and its subsidiaries had over $24.3 billion in combined assets and over $38.1 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account comprised of sub-accounts, of which 43 are available under the Policy. Each sub-account invests in a fund of AIT, AIM, Alliance, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, FT
VIP, MFS VIT, or Oppenheimer. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the establishment of the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

THE UNDERLYING FUNDS


Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/ reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.



ALLMERICA INVESTMENT TRUST


Allmerica Investment Trust ("the Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other insurance companies. Fourteen investment portfolios ("Funds") of AIT are currently available under the Contract.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"). Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


AIM VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds ("AIM"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. Five of its investment portfolios are available under the Policy:
AIM V.I. Aggressive Growth Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Development Fund and AIM V.I. Premier Equity Fund. The investment adviser for the funds is A I M Advisors, Inc. ("AIM Advisors"). AIM Advisors was organized in 1976 and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company under the 1940 Act. Five of its separate investment portfolios are currently available under the Policy:
AllianceBernstein Small Cap Value Portfolio, AllianceBernstein Value Portfolio, Alliance Growth and Income Portfolio, Alliance Premier Growth Portfolio and Alliance Technology Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and is registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the Policy: Fidelity VIP Equity-Income Portfolio and Fidelity VIP Growth Portfolio.


Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity Company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. As part of their operating expenses, the portfolios of Fidelity VIP pay a monthly investment management fee to FMR for managing investment and business affairs. The prospectus of Fidelity VIP contains additional information concerning the portfolios, including information about additional expenses paid by the portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Contrafund-Registered Trademark- Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), managed by FMR (see discussion under "Fidelity Variable Products Fund") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the Policy: the Fidelity VIP III Mid Cap Portfolio and Fidelity VIP III Value Strategies Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the Funds' investment managers and their affiliates manage over $266.3 billion (as of December 31, 2001) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Five of its investment portfolios are available under the Policy: FT VIP Franklin Large Cap Growth Securities Fund, FT VIP Franklin Small Cap Fund, FT VIP Franklin Small Cap Value Securities Fund, FT VIP Mutual Shares Securities Fund and FT VIP Templeton Foreign Securities Fund. The investment adviser to the FT VIP Franklin Large Cap Growth Securities Fund and FT VIP Franklin Small Cap Fund is Franklin
Advisers, Inc. Franklin Advisory Services, LLC is the investment adviser to FT VIP Franklin Small Cap Value Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser to the FT VIP Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is the investment adviser to FT VIP Templeton Foreign Securities Fund.



MFS VARIABLE INSURANCE TRUST-SM-


MFS-Registered Trademark- Variable Insurance Trust (the "MFS Trust") is a Massachusetts business trust organized on February 1, 1994. The investment adviser for the MFS-Registered Trademark- Mid Cap Growth Series, MFS-Registered Trademark- New Discovery Series, MFS-Registered Trademark- Total Return Series and the MFS-Registered Trademark- Utilities Series is Massachusetts Financial Services Company ("MFS"), America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.



OPPENHEIMER VARIABLE ACCOUNT FUNDS


Oppenheimer Variable Account Funds ("Oppenheimer") was organized as a Massachusetts business trust in 1984. The investment adviser for the Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/ VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA and Oppenheimer Multiple Strategies Fund/VA is OppenheimerFunds, Inc. ("OppenheimerFunds"). OppenheimerFunds has operated as an investment adviser since 1959. OppenheimerFunds is located at 498 Seventh Ave, 10th Floor, New York, NY 10018.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective.


AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.


AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.


AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.


AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.


AIM V.I. BASIC VALUE FUND -- seeks to provide long-term growth of capital.



AIM V.I. BLUE CHIP FUND -- seeks to provide long-term growth of capital with a secondary objective of current income.



AIM V.I. CAPITAL DEVELOPMENT GROWTH FUND -- seeks long-term growth of capital.



AIM V.I. PREMIER EQUITY FUND -- seeks to achieve long-term growth of capital. Income is a secondary objective. This fund was formerly known as AIM V.I. Value Fund.



ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO -- seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies.



ALLIANCEBERNSTEIN VALUE PORTFOLIO -- seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities generally representing at least 125 companies.

ALLIANCE GROWTH AND INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.

ALLIANCE PREMIER GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.


ALLIANCE TECHNOLOGY PORTFOLIO -- emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.


FIDELITY VIP III MID CAP PORTFOLIO -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of domestic and foreign issuers with medium market capitalizations. The Portfolio may invest in either growth stocks or value stocks or both.



FIDELITY VIP III VALUE STRATEGIES FUND -- seeks capital appreciation. Normally investing primarily in common stocks, in companies that it believes are under-valued in the market place in relation to factors such as assets, earnings, sales, or growth companies (stocks of these companies are often called "value" stocks).



FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. Under normal market conditions, the Fund invests primarily in investments of large capitalization companies with market cap values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.



FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market cap values not exceeding
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.



FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND -- seeks long-term total return. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market capitalization values not exceeding $25 billion, at the time of purchase.



FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation. Its secondary goal is income. The Fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).



FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund invests primarily in emerging markets securities.



MFS-REGISTERED TRADEMARK- MID CAP GROWTH SERIES -- seeks long-term growth of capital.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- seeks capital appreciation.



MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- seeks mainly to provide above-average income consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income



MFS-REGISTERED TRADEMARK- UTILITIES SERIES -- seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



OPPENHEIMER CAPITAL APPRECIATION FUND/VA -- seeks capital appreciation.



OPPENHEIMER GLOBAL SECURITIES FUND/VA -- seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies,



OPPENHEIMER HIGH INCOME FUND/VA -- seeks a high level of current income throughinvestment primarily in lower-grade, high-yield debt securities.



OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA -- seeks high total return, which includes growth in the value of its shares as well as current income, from equity and debt securities.



OPPENHEIMER MULTIPLE STRATEGIES FUND/VA -- seeks a total investment return, which includes current income and capital appreciation in the value of its shares. The Fund allocates its investments among common stocks, debt securities, and "money market" instruments.


If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Contract Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                                   THE POLICY


MARKET TIMERS



The Policies are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Policies.



In order to prevent "market timing" activities that may harm or disadvantage other Policy Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. If any of these actions are taken, the Company will notify the market timer of the action as soon as practicable.


APPLYING FOR A POLICY


The Policy may be issued with an Additional Insurance Benefit Option. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Additional Insurance Benefit Option than under the base Policy.


After receiving a completed application or enrollment form from a prospective Policy Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy Owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force. If you made payments before the date of issue, we will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED BY YOU, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued, we will allocate your Policy Value on issuance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the AIT Money Market Fund. This allocation to the AIT Money Market Fund will be until the fourth day after the expiration of the "Right to Examine Policy" provision of your policy.

AFTER THIS, WE WILL ALLOCATE ALL AMOUNTS ACCORDING TO YOUR INVESTMENT CHOICES.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in your Contract.


If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank.



If your Policy does not provide for a full refund, you will receive


    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes which have been imposed


After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the 10 days after you receive the new specifications pages for the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in your Contract.


On canceling the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. Upon request, we will refund the amount of the credit to you. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the sub-accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.


You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit is in effect, there are certain minimum payment requirements.


The Policy does not limit payments as to frequency and number. As long as a payment does not increase the death benefit by more than the amount of the payment, additional payments may be made at any time before the Final Payment Date. However, you must provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Protection Amount (the death benefit less the Policy Value). If a payment would increase the Insurance Protection Amount, the Company will return the payment to you. The Company will not accept any additional payments which would increase the Insurance Protection Amount and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Protection Amount for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient to provide a positive policy value (less Outstanding Loans) at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.


Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of an optional benefit, exercise of the Additional Insurance Benefit Option, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.


ALLOCATION OF NET PAYMENTS


The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may change the allocation of future net payments by written request or telephone request, as described below.


An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Policy Value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Please review your allocations of payments and Policy Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE


Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the Fixed Account. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.) We will make transfers at your written request or telephone request, as described below. Transfers are effected at the value next computed after receipt of the transfer order.

TELEPHONE REQUESTS

You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.



The Company cannot guarantee that you will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.


TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS
The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum or maximum amount that may be transferred,

    - Minimum amount that may remain in a sub-account following a transfer from that sub-account,

    - Minimum period between transfers, and

    - Maximum number of transfers in a period.

Transfers to and from the Fixed Account are currently permitted only if:

    - the amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the Policy Value under the Policy.

    - You may make only one transfer involving the Fixed Account in each policy quarter.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. Any transfers made for a conversion privilege, policy loan or material change in investment policy or under an automatic transfer option will not count toward the 12 free transfers.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund of AIT and the Fixed Account, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").


Automatic transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which automatic transfers will occur (the "transfer date"). If you do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

DEATH BENEFIT

GUIDELINE MINIMUM DEATH BENEFIT -- In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown in the table in Appendix A. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and underwriting class, as set forth in the Policy.

The Guideline Minimum Death Benefit Table in Appendix A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table in Appendix A reflects the requirements of the "guideline premium/guideline death benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "cash value accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see ELECTION OF DEATH BENEFIT OPTIONS, below.

NET DEATH BENEFIT -- The Policy provides three death benefit options: The Death Benefit Option 1, Death Benefit Option 2, and Death Benefit Option 3 (for more information, see ELECTION OF DEATH BENEFIT OPTIONS). If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit under the applicable death benefit option to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

The Net Death Benefit depends on the current Face Amount and Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

    - The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, PLUS


    - Any other insurance on the Insured's life, MINUS


    - Any Outstanding Loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the Insured dies.

After the Final Payment Date, the Net Death Benefit is generally the greater of:

    - The Face Amount as of the Final Payment Date less any Outstanding Loan, any partial withdrawals and withdrawal charges; or


    - The Policy Value as of the date due proof of death is received by the Company, less any Outstanding Loan.


Where permitted by state law, we will compute the Net Death Benefit on

    - The date we receive due proof of the Insured's death under Death Benefit Option 2 or

    - The date of death for Death Benefit Options 1 and 3.


If required by state law, we will compute interest on the Net Death Benefit on the date of death for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST -- There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE GUIDELINE PREMIUM TEST AND THE CASH VALUE ACCUMULATION TEST AND IN CHOOSING A DEATH BENEFIT OPTION.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount for an Insured of a particular age, sex, and underwriting class. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

DEATH BENEFIT OPTION 1 -- LEVEL DEATH BENEFIT WITH GUIDELINE PREMIUM TEST. Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.

Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 2 -- ADJUSTABLE DEATH BENEFIT WITH GUIDELINE PREMIUM TEST. Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST. Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/ or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

ALL DEATH BENEFIT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.

ILLUSTRATIONS

For the purposes of the following illustrations, assume that the Insured is under the age of 40, that the Additional Insurance Benefit Option has not been elected, and that there is no Outstanding Loan.


ILLUSTRATION OF DEATH BENEFIT OPTION 1 -- Under Option 1, a Policy with a $100,000 Face Amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of Policy Value (from Appendix A), if the Policy Value exceeds $40,000 the death benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the death benefit by $2.50.

For example, a Policy with a Policy Value of

    - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

    - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50);

    - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. However, the death benefit will never be less than the Face Amount of the Policy.

The Guideline Minimum Death Benefit Factor becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the death benefit by $1.85.

ILLUSTRATION OF DEATH BENEFIT OPTION 2 -- Under Option 2, assume that the Insured is under the age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a death benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of

    - $10,000 will produce a death benefit of $110,000 (e.g., $100,000 +
      $10,000);

    - $25,000 will produce a death benefit of $125,000 (e.g., $100,000 +
      $25,000);

    - $50,000 will produce a death benefit of $150,000 (e.g., $100,000 +
      $50,000).

However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline

Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the death benefit by $2.50. For example, if the Policy Value is

    - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

    - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

    - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the Policy Value TIMES

    - The Guideline Minimum Death Benefit factor is LESS THAN

    - The Face Amount PLUS Policy Value, THEN

    - The death benefit will be the Face Amount PLUS Policy Value.

The Guideline Minimum Death Benefit factor becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least 185% of the Policy Value. The death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

ILLUSTRATION OF DEATH BENEFIT OPTION 3 -- In this illustration, assume that the insured is a male, age 35, preferred non-smoker and that there is no Outstanding Loan.

Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 437% of policy value (in policy year 1), if the Policy Value exceeds $22,883 the death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the death benefit by $4.37.

For example, a Policy with a Policy Value of:

    - $50,000 will have a Death Benefit of $218,500 ($50,000 X 4.37);

    - $60,000 will produce a Death Benefit of $262,200 ($60,000 X 4.37);

    - $75,000 will produce a Death Benefit of $327,750 ($75,000 X 4.37).

Similarly, if Policy Value exceeds $22,883, each dollar taken out of policy value will reduce the death benefit by $4.37. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1).

The death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from policy value would change the death benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2

You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. (You may NOT change between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa). Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in death benefit options.

CHANGE FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2 -- If you change Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:

    - The death benefit MINUS

    - The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

CHANGE FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1 -- If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the GREATER of:

    - The new Face Amount or

    - The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, theexcess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.


A change from Death Benefit Option 2 to Death Benefit Option 1 within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit.



GUARANTEED DEATH BENEFIT (NOT AVAILABLE IN NEW YORK)



An optional Guaranteed Death Benefit is available only at issue of the Policy. If the Guaranteed Death Benefit is in effect, the Company:



    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and



    - provides a guaranteed Net Death Benefit.



In order to maintain the Guaranteed Death Benefit, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face

Amount. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Guaranteed Death Benefit is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and change in Death benefit Option, can result in the termination of the Guaranteed Death Benefit. If the Guaranteed Death Benefit is terminated, it cannot be reinstated.



GUARANTEED DEATH BENEFIT TESTS


While the Guaranteed Death Benefit is in effect, the Policy will not lapse if the following two tests are met:



1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and



2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:



    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans, which is classified as a preferred loan; and



    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.



GUARANTEED DEATH BENEFIT


If the Guaranteed Death Benefit is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Guaranteed Death Benefit is in force. The Death Benefit will be the greater of:



    - the Face Amount as of the Final Premium Payment Date; or



    - the Policy Value as of the date due proof of death is received by the Company.



TERMINATION OF THE GUARANTEED DEATH BENEFIT


The Guaranteed Death Benefit will end and may not be reinstated on the first to occur of the following:



    - foreclosure of an Outstanding Loan; or



    - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or



    - any Policy change that results in a negative guideline level premium; or



    - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 policy years of the Final Payment Date; or



    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.



It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Guaranteed Death Benefit terminates.


CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by written request. An increase or decrease in the Face Amount takes effect on the later of the:

    - The monthly processing date on or next following date of receipt of your written request or

    - The date of approval of your written request, if evidence of insurability is required

INCREASES -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 85. A written request for an increase must include a payment if the policy value less debt is less than the sum of three minimum monthly payments

We will also compute a new surrender charge based on the amount of the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the Monthly Insurance Protection charges. After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.


DECREASES -- You may decrease the Face Amount by written request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000.



    - If you have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under federal tax law; and


    - If you have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay Outstanding Loans, if any. If there are any remaining excess payments, we will pay any such excess to you. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the Monthly Insurance Protection charge. In computing the Monthly Insurance Protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount

On a decrease in the Face Amount, we will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the SUM of:

    - Your accumulation in the Fixed Account PLUS

    - The value of your units in the sub-accounts

There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the Fixed Account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - Death Benefit Option

COMPUTING POLICY VALUE -- We compute the Policy Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Policy Value is:

    - Accumulations in the Fixed Account, MINUS

    - The Monthly Deductions due

On each Valuation Date after the Date of Issue, the Policy Value is the SUM of:

    - Accumulations in the Fixed Account PLUS

    - The SUM of the PRODUCTS of:

       - The number of units in each sub-account TIMES

       - The value of a unit in each sub-account on the Valuation Date

THE UNIT -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the QUOTIENT of:

    - That part of the net payment allocated to the sub-account DIVIDED BY

    - The dollar value of a unit on the Valuation Date the payment is received at our Principal Office.

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from Valuation Date to Valuation Date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first Valuation Date of each sub-account. The value of a unit on any Valuation Date is the product of:

    - The dollar value of the unit on the preceding Valuation Date TIMES

    - The net investment factor

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

    - The value of that sub-account's assets at the beginning of the valuation period

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS


You may add optional insurance benefits to the Policy, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.


SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The Policy Value MINUS

    - Any Outstanding Loan and surrender charges

We will compute the surrender value on the Valuation Date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the Date of Issue or increase in Face Amount. See CHARGES AND DEDUCTIONS --"Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL


After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the Fixed Account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under both Level Death Benefit Options (Options 1 and 3), the Face Amount is reduced by the partial withdrawal, and we will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. However, if the Additional Optional Insurance Benefit is in effect, we will allow the partial withdrawal and we will reduce the Additional Insurance Benefit by the difference. On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -"Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."


For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose certain options under the Policy.


The Policy may be issued with an Additional Insurance Benefit Option. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Additional Insurance Benefit Option. than under the base Policy. The current cost of insurance charges for the insurance coverage provided by the Additional Insurance Benefit Option. are equal to or lower than for the insurance coverage provided under the base Policy. In addition, while there will be a Monthly Charge for the Additional Insurance Benefit Option., other charges under the Monthly Deduction will not apply to insurance coverage provided by the Additional Insurance Benefit Option.



The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:



    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.


DEDUCTIONS FROM PAYMENTS

From each payment, we will deduct a Payment Expense Charge of 6.00%, which is composed of the following:

    - Premium tax charge of 2.00% currently

    - Deferred Acquisition Costs ("DAC tax") charge of 1.00%

    - Front-End Sales Load charge of 3.00%

The 2.00% premium tax charge approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.00% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 3.00% Front-End Sales Load charge from each payment to partially compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 3.00% Front-End Sales Load charge will not change, even if sales expenses change.

MONTHLY CHARGES (THE MONTHLY DEDUCTION)

On each monthly processing date, we will deduct certain monthly charges (the "Monthly Deduction") from Policy Value. You may allocate the Monthly Deduction to any number of sub-accounts. If you make no allocation, we will make a pro-rata allocation. If the sub-accounts you chose do not have sufficient funds to cover the Monthly Deduction, we will make a pro-rata allocation.

The following charges comprise the Monthly Deduction:

    - MONTHLY INSURANCE PROTECTION CHARGE -- Before the Final Payment Date, we will deduct a Monthly Insurance Protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy. We deduct the Monthly Insurance Protection charge on each monthly processing date starting with the Date of Issue. We will deduct no Monthly Insurance Protection charges on or after the Final Payment Date.

    - MONTHLY EXPENSE CHARGE -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured for each $1,000 of the Policy's Face Amount. The Maximum Monthly Expense Charge is $0.88 per $1,000 of Face Amount for a Male Smoker, Age
      65. See Appendix G.

    - MONTHLY ADMINISTRATION FEE -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

    - MONTHLY MORTALITY AND EXPENSE RISK CHARGE -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is based on the Policy Value in the sub-accounts as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. The charge will continue to be assessed after the Final Payment Date.

This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.


    - MONTHLY CHARGES FOR OPTIONAL BENEFITS -- Charges will vary depending upon the optional benefits selected, and by the sex, underwriting classification of the Insured.


COMPUTING INSURANCE PROTECTION CHARGES

We designed the Monthly Insurance Protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly. Monthly Insurance Protection charges can vary depending upon the Death Benefit Option you select. Monthly Insurance Protection Charges will also be different for the initial Face Amount, any increases in Face Amount, and for that part of the death benefit subject to the Guideline Minimum Death Benefit.

DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 3

INITIAL FACE AMOUNT -- For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge is the PRODUCT of:

    - the insurance protection rate TIMES

    - the DIFFERENCE between

       - the initial Face Amount AND


       - the Policy Value (MINUS any optional benefit charges) at the beginning of the Policy month.


Under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge decreases as the Policy Value increases (if the Guideline Minimum Death Benefit is not in effect).

Increases in Face Amount. For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the Monthly Insurance Protection charge is the PRODUCT of:

    - the insurance protection rate for the increase TIMES

    - the DIFFERENCE between

    - the increase in Face Amount AND

    - any Policy Value (MINUS any Optional benefit charges) IN EXCESS OF than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase.

GUIDELINE MINIMUM DEATH BENEFIT -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 1 or Death Benefit Option 3, this Monthly Insurance Protection charge is the PRODUCT of:

    - the insurance protection rate for the initial Face Amount TIMES

    - the DIFFERENCE between

       - the Guideline Minimum Death Benefit AND

       - the GREATER of the Face Amount or the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "CHANGE IN FACE AMOUNT: DECREASES"

DEATH BENEFIT OPTION 2

INITIAL FACE AMOUNT -- For the initial Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the PRODUCT of:

    - the insurance protection rate TIMES

    - the initial Face Amount.

INCREASES IN FACE AMOUNT -- For each increase in Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the PRODUCT of:

    - the insurance protection rate for the increase TIMES

    - the increase in Face Amount.

GUIDELINE MINIMUM DEATH BENEFIT -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death

Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 2, this Monthly Insurance Protection charge is the PRODUCT of:

    - the insurance protection rate for the initial Face Amount TIMES

    - the DIFFERENCE between

       - the Guideline Minimum Death Benefit AND

       - the Face Amount PLUS the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "CHANGE IN FACE AMOUNT: DECREASES"

INSURANCE PROTECTION CHARGES -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Optional benefit

For unisex Policies, sex-distinct rates do not apply. For the initial Face Amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in Face Amount or for an optional benefit, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Optional benefit. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates will never exceed on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the Date of Issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total Face Amount.

FUND EXPENSES

The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Underlying Funds contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A surrender charge may apply only on a full surrender or decrease in Face Amount of the Policy within ten years of the Date of Issue or of an increase in Face Amount. We compute the surrender charge on Date of Issue and on any increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount or increase in Face Amount. SEE APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

For the purposes of calculating the surrender charge, the factors used to compute the maximum surrender charges vary with the sex (Male, Female, or Unisex), underwriting class (Smoker or Nonsmoker), and age of the Insured. The maximum surrender charge, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. Under a $100,000 Policy for this individual, the maximum surrender charge would be equal to $5,343 (53.43 X 100). If the Policy is surrendered during the first Policy year, the surrender charge would be equal to the maximum of $5,343. However, the surrender charge decreases by 1/9th each Policy year. For example, if this Policy is surrendered during the sixth Policy year, the surrender charge would be $2,375. For more information, see APPENDIX
E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in "inverse order." This means we will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases

    - Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

    - the decrease DIVIDED by the current Face Amount TIMES

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

The surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

A partial withdrawal charge may also be deducted from Policy Value. However, in an Policy year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the Policy Value MINUS


    - the total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal").


The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal, up to the amount of the outstanding surrender charge. We will reduce the Policy's outstanding surrender charge by the amount of the partial withdrawal charge. The partial withdrawal charge deducted will decrease existing surrender charges in "inverse order," as described above under "Surrender Charge." If no surrender charge applies to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

Each of the following transfers of Policy Value from the sub-accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from Date of Issue or increase

    - A transfer to the Fixed Account to secure a loan

    - A reallocation of Policy Value within 20 days of the Date of Issue

    - Dollar-Cost Averaging Option and Automatic Rebalancing Option

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of Monthly Insurance Protection charges among the various sub-accounts and the Fixed Account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your Policy Value at any time. There is no minimum loan amount. The total amount you may borrow, including any Outstanding Loan, is the loan value. The loan value is the Policy Value minusany surrender charges.

We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer Policy Value in each sub-account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The annual interest rate charged by the Company is guaranteed not to exceed 6.00%.

PREFERRED LOAN OPTION


The preferred loan option is automatically available to you, unless you request otherwise. You may change a preferred loan to a non-preferred loan at any time upon written request. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit. Any part of the Outstanding Loan that represents earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Policy. You should consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).


Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The annual loan interest rate charged by the Company for Preferred Loans is guaranteed not to exceed 4.50%.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the sub-accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.


If the Outstanding Loan exceeds the amount needed to pay the policy value less the next monthly deductions, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an Outstanding Loan will terminate the optional Guaranteed Death Benefit.


EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION


Unless the Guaranteed Death Benefit is in effect, the Policy will terminate if:


    - Policy Value is insufficient to cover the next Monthly Deduction plus loan interest accrued or

    - Outstanding Loans exceed the Policy Value

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the Face Amount, underwriting reclassifications, or the addition or deletion of an Optional benefit. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.


If the optional Guaranteed Death Benefit is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit."


REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 Monthly Deductions have been paid since the Date of Issue or increase in the Face Amount, you must pay for the lesser of three minimum monthly premiums and three Monthly Deductions.

If you request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, you must pay 3 monthly deductions.

SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination. reinstatement is:

POLICY VALUE ON REINSTATEMENT -- The Policy Value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office plus

    - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) minus

    - The Monthly Deductions due on the date of reinstatement

You may reinstate any Outstanding Loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the beneficiary the Monthly Insurance Protection charges plus monthly expense charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent Monthly Insurance Protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the death benefit. So long as the Policies are life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

Federal tax law requires that the investment of each sub-account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

A surrender, partial withdrawal, change in Death Benefit Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments.

In addition, if benefits are reduced at anytime during the life of the policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar year will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with Policy Value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the Variable Account that does not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy Owner's Policy Value in the sub-account divided by

    - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION WITH COMPANY             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------             ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984) of
  Director and Vice President         First Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992) of
  Director and Vice President         First Allmerica

Charles F. Cronin                     Secretary and Counsel (since 2000) of First Allmerica;
  Secretary                           Counsel (since 1996) of First Allmerica; Attorney
                                      (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                      Director, Vice President and General Counsel (since 2000)
  Director, Vice President and        of First Allmerica; Vice President (1999) of Promos Hotel
  General Counsel                     Corporation; Vice President and Deputy General Counsel
                                      (1998-1999) of Legg Mason, Inc.; Vice President and
                                      Deputy General Counsel (1995-1998) of USF&G Corporation

Mark A. Hug                           Director (since 2001) and Vice President (since 2000) of
  Director and Vice President         First Allmerica; Senior Vice President of Life and
                                      Annuity Products (2001) for The Equitable Life Assurance
                                      Society

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996) and
  Director, Vice President and Chief  Vice President (since 1991) of First Allmerica; Director
  Investment Officer                  (since 1996) and President (since 1995) of Allmerica
                                      Asset Management, Inc.

Mark C. McGivney                      Vice President (since 1997) and Treasurer (since 2000) of
  Vice President and Treasurer        First Allmerica; Associate, Investment Banking
                                      (1996-1997) of Merrill Lynch & Co.

John F. O'Brien                       Director, President and Chief Executive Officer (since
  Director, President and Chief       1989) of First Allmerica
  Executive Officer

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996), Vice
  Director, Vice President and Chief  President (since 1993) and Treasurer (1993-2000) of First
  Financial Officer                   Allmerica

NAME AND POSITION WITH COMPANY             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------             ----------------------------------------------
Richard M. Reilly                     Director (since 1996); Vice President (1990-2001) and
  Director and Senior Vice President  Senior Vice President (since 2001) of First Allmerica;
                                      Director (since 1990), President and Chief Executive
                                      Officer (1995-2001) of Allmerica Financial Life Insurance
                                      and Annuity Company; Director and President (since 1998)
                                      of Allmerica Financial Investment Management
                                      Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director and Vice President         Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team (1983-1996)
                                      of Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.


We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions generally will be 90% of the first-year payments up to a payment amount we established and 4.00% of any excess. Commissions generally will be 4.00% for subsequent payments in Years 2-10, and 2% for Years 11 and over. However, we may pay higher amounts under certain circumstances. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account and the Underlying Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Company and the Underlying Funds are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company and the Underlying Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus part of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST


We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. We will credit amounts allocated to the Fixed Account with interest at an effective annual yield of at least 4.0%, compounded daily. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.


Policy loans may also be made from the Policy Value in the Fixed Account. We will credit that part of the Policy Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0%.

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at our then current interest rate. The rate applied will be at least equal to the rate required by state law for deferment of payments. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/ first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we may deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                 GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE

              (DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2)

Under Death Benefit Option 1 and Death Benefit Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                    GUIDELINE MINIMUM DEATH BENEFIT FACTORS

                                                            Percentage of
Attained Age                                                Policy Value
------------                                                -------------
    40 and under..........................................      250%
    41....................................................      243%
    42....................................................      236%
    43....................................................      229%
    44....................................................      222%
    45....................................................      215%
    46....................................................      209%
    47....................................................      203%
    48....................................................      197%
    49....................................................      191%
    50....................................................      185%
    51....................................................      178%
    52....................................................      171%
    53....................................................      164%
    54....................................................      157%
    55....................................................      150%
    56....................................................      146%
    57....................................................      142%
    58....................................................      138%
    59....................................................      134%
    60....................................................      130%
    61....................................................      128%
    62....................................................      126%
    63....................................................      124%
    64....................................................      122%
    65....................................................      120%
    66....................................................      119%
    67....................................................      118%
    68....................................................      117%
    69....................................................      116%
    70....................................................      115%
    71....................................................      113%
    72....................................................      111%
    73....................................................      109%
    74....................................................      107%
    75 - 90...............................................      105%
    91....................................................      104%
    92....................................................      103%
    93....................................................      102%
    94....................................................      101%
    95 and above..........................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS


This Appendix provides only a summary of other optional insurance benefits available for an additional charge. For more information, contact your representative.



ADDITIONAL INSURANCE BENEFIT OPTION



This optional benefit provides an additional insurance benefit for the primary Insured.



GUARANTEED DEATH BENEFIT (not available in New York)



This optional benefit, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed Net Death Benefit.


OTHER INSURED RIDER


This optional Rider provides a Term Insurance benefit on up to five additional individuals ("Other Insureds"). At present this Rider is only available to insure the spouse and children of the primary Insured. The rider includes a feature that allows the owner of the Policy to convert the Rider coverage on each of the Other Insureds to a flexible premium adjustable life insurance policy on that Other Insured.


WAIVER OF PREMIUM RIDER


This optional Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the Monthly Insurance Protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue limits. Its cost will change yearly.


CERTAIN OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the owner of the Policy may elect to receive the surrender value under one or more payment options then offered by the Company.

On written request, the beneficiary under the Policy may elect to receive all or part of any payable Net Death Benefit under one or more payment options then offered by the Company. If an election is not made, we will pay the benefit in a single sum. If a Level Death Benefit Option is in effect on the date of death and there are any outstanding Policy Loans, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit.

A certificate will be provided to the payee describing the payment option selected. The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current costs of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assumed that all premiums are allocated to and remain in the Variable Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if the premiums were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge from premiums and the monthly deduction from Policy Value.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 1.10% of the average daily net assets of the Underlying Funds (based on the arithmetic average of the expenses of the Underlying Funds, which is then rounded up to 1.10%). The actual fees and expenses of each Underlying Fund vary, and in 2001, ranged from an annual rate of 0.45% to an annual rate of 1.90% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 1.05% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Through December 31, 2002, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001. In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



The advisor of the AIM V.I. Basic Value Funds has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding
Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.



As of May 1, 2002, the investment Advisor of AllianceBernstein Small Cap Value Portfolio and AllianceBernstein Value Portfolio agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit Total Operating Expenses on an annual basis to 1.45% of the average daily net assets. This arrangement may be discontinued at any time.



For the Fidelity VIP III Value Strategies Portfolio (Service Class 2), Fidelity Management & Research Company ("FMR") has voluntarily agreed to reimburse the Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.



For FT VIP Franklin Small Cap Fund, FT VIP Franklin Small Cap Value Securities Fund and FT VIP Templeton Foreign Securities Fund, the managers have agreed in advance to make estimated reductions of 0.08%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission.



MFS has contractually agreed, subject to reimbursement, to bear the MFS-Registered Trademark- Mid Cap Growth Series and MFS-Registered Trademark-New Discovery Series expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least
May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT


Applying the average Fund advisory fees and operating expenses of 1.10% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.10%, 4.90% and 10.90%. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.10%, 4.90% and 10.90%, respectively.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000

                                                          MALE NON-SMOKER AGE 45

                                                          DEATH BENEFIT OPTION 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  ---------
   1         6,330           0      4,213    250,000         0      4,509   250,000          0        4,805     250,000
   2        12,977       3,410      8,301    250,000     4,266      9,157   250,000      5,160       10,051     250,000
   3        19,957       7,988     12,268    250,000     9,676     13,955   250,000     11,508       15,788     250,000
   4        27,285      12,426     16,095    250,000    15,222     18,890   250,000     18,382       22,050     250,000
   5        34,980      16,757     19,814    250,000    20,943     24,000   250,000     25,872       28,928     250,000
   6        43,059      20,991     23,437    250,000    26,859     29,305   250,000     34,055       36,501     250,000
   7        51,543      25,146     26,981    250,000    32,997     34,831   250,000     43,028       44,862     250,000
   8        60,450      29,220     30,443    250,000    39,364     40,587   250,000     52,875       54,098     250,000
   9        69,803      33,227     33,839    250,000    45,987     46,599   250,000     63,707       64,318     250,000
   10       79,624      37,149     37,149    250,000    52,861     52,861   250,000     75,617       75,617     250,000
   11       89,935      41,337     41,337    250,000    60,424     60,424   250,000     89,249       89,249     250,000
   12      100,763      45,432     45,432    250,000    68,332     68,332   250,000    104,377      104,377     250,000
   13      112,131      49,438     49,438    250,000    76,606     76,606   250,000    121,180      121,180     250,000
   14      124,068      53,335     53,335    250,000    85,251     85,251   250,000    139,846      139,846     250,000
   15      136,602      57,113     57,113    250,000    94,285     94,285   250,000    160,597      160,597     250,000
   16      149,763      60,782     60,782    250,000   103,741    103,741   250,000    183,698      183,698     250,000
   17      163,581      64,319     64,319    250,000   113,632    113,632   250,000    209,396      209,396     268,027
   18      178,091      67,719     67,719    250,000   123,986    123,986   250,000    237,830      237,830     299,666
   19      193,326      70,977     70,977    250,000   134,838    134,838   250,000    269,281      269,281     333,909
   20      209,322      74,102     74,102    250,000   146,233    146,233   250,000    304,078      304,078     370,976

 Age 60    136,602      57,113     57,113    250,000    94,285     94,285   250,000    160,597      160,597     250,000
 Age 65    209,322      74,102     74,102    250,000   146,233    146,233   250,000    304,078      304,078     370,976
 Age 70    302,134      86,858     86,858    250,000   212,798    212,798   250,000    541,475      541,475     628,112
 Age 75    420,588      93,649     93,649    250,000   298,811    298,811   319,728    934,788      934,788   1,000,223


(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000

                                                          MALE NON-SMOKER AGE 45

                                                          DEATH BENEFIT OPTION 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                 HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ---------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  --------
   1         6,330           0      3,842    250,000         0      4,126   250,000          0        4,411   250,000
   2        12,977       2,674      7,565    250,000     3,485      8,376   250,000      4,332        9,223   250,000
   3        19,957       6,891     11,171    250,000     8,475     12,755   250,000     10,198       14,478   250,000
   4        27,285      10,988     14,656    250,000    13,597     17,265   250,000     16,552       20,220   250,000
   5        34,980      14,959     18,016    250,000    18,851     21,908   250,000     23,441       26,498   250,000
   6        43,059      18,804     21,250    250,000    24,241     26,687   250,000     30,924       33,369   250,000
   7        51,543      22,512     24,346    250,000    29,763     31,597   250,000     39,052       40,887   250,000
   8        60,450      26,070     27,293    250,000    35,411     36,634   250,000     47,890       49,113   250,000
   9        69,803      29,472     30,083    250,000    41,185     41,796   250,000     57,512       58,123   250,000
   10       79,624      32,701     32,701    250,000    47,077     47,077   250,000     67,996       67,996   250,000
   11       89,935      36,085     36,085    250,000    53,495     53,495   250,000     79,937       79,937   250,000
   12      100,763      39,278     39,278    250,000    60,101     60,101   250,000     93,108       93,108   250,000
   13      112,131      42,275     42,275    250,000    66,906     66,906   250,000    107,667      107,667   250,000
   14      124,068      45,069     45,069    250,000    73,923     73,923   250,000    123,792      123,792   250,000
   15      136,602      47,640     47,640    250,000    81,153     81,153   250,000    141,684      141,684   250,000
   16      149,763      49,970     49,970    250,000    88,607     88,607   250,000    161,580      161,580   250,000
   17      163,581      52,040     52,040    250,000    96,292     96,292   250,000    183,762      183,762   250,000
   18      178,091      53,819     53,819    250,000   104,218    104,218   250,000    208,514      208,514   262,728
   19      193,326      55,270     55,270    250,000   112,391    112,391   250,000    235,811      235,811   292,406
   20      209,322      56,355     56,355    250,000   120,827    120,827   250,000    265,855      265,855   324,343

 Age 60    136,602      47,640     47,640    250,000    81,153     81,153   250,000    141,684      141,684   250,000
 Age 65    209,322      56,355     56,355    250,000   120,827    120,827   250,000    265,855      265,855   324,343
 Age 70    302,134      54,963     54,963    250,000   168,214    168,214   250,000    467,312      467,312   542,082
 Age 75    420,588      35,056     35,056    250,000   230,746    230,746   250,000    793,094      793,094   848,611


(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE LIFE POLICY

                                                           FACE AMOUNT = $75,000

                                                          MALE NON-SMOKER AGE 30

                                                          DEATH BENEFIT OPTION 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                 HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ---------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  --------
   1         1,092           0        661    75,661         0        710     75,710          0          759    75,759
   2         2,239         271      1,315    76,315       411      1,455     76,455        557        1,601    76,601
   3         3,443       1,044      1,958    76,958     1,318      2,231     77,231      1,615        2,529    77,529
   4         4,707       1,808      2,591    77,591     2,260      3,043     78,043      2,772        3,555    78,555
   5         6,034       2,562      3,214    78,214     3,239      3,891     78,891      4,036        4,689    79,689
   6         7,428       3,306      3,828    78,828     4,256      4,778     79,778      5,420        5,942    80,942
   7         8,891       4,036      4,427    79,427     5,307      5,698     80,698      6,929        7,320    82,320
   8        10,428       4,753      5,014    80,014     6,396      6,657     81,657      8,579        8,840    83,840
   9        12,041       5,454      5,585    80,585     7,521      7,652     82,652     10,383       10,513    85,513
   10       13,735       6,143      6,143    81,143     8,687      8,687     83,687     12,358       12,358    87,358
   11       15,514       6,855      6,855    81,855     9,944      9,944     84,944     14,588       14,588    89,588
   12       17,382       7,555      7,555    82,555    11,257     11,257     86,257     17,054       17,054    92,054
   13       19,343       8,235      8,235    83,235    12,622     12,622     87,622     19,776       19,776    94,776
   14       21,402       8,901      8,901    83,901    14,047     14,047     89,047     22,786       22,786    97,786
   15       23,564       9,549      9,549    84,549    15,530     15,530     90,530     26,112       26,112   101,112
   16       25,834      10,179     10,179    85,179    17,075     17,075     92,075     29,788       29,788   104,788
   17       28,218      10,789     10,789    85,789    18,681     18,681     93,681     33,849       33,849   108,849
   18       30,721      11,379     11,379    86,379    20,351     20,351     95,351     38,336       38,336   113,336
   19       33,349      11,946     11,946    86,946    22,086     22,086     97,086     43,293       43,293   118,293
   20       36,108      12,491     12,491    87,491    23,889     23,889     98,889     48,772       48,772   123,772

 Age 60     72,551      16,345     16,345    91,345    45,963     45,963    120,963    147,709      147,709   222,709
 Age 65     98,630      16,632     16,632    91,632    59,835     59,835    134,835    249,278      249,278   324,278
 Age 70    131,913      14,991     14,991    89,991    75,219     75,219    150,219    416,759      416,759   491,759
 Age 75    174,393      10,357     10,357    85,357    91,153     91,153    166,153    692,966      692,966   767,966


(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE LIFE POLICY

                                                           FACE AMOUNT = $75,000

                                                          MALE NON-SMOKER AGE 30

                                                          DEATH BENEFIT OPTION 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                 HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ---------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  --------
   1         1,092           0        613    75,613         0        660     75,660          0          708    75,708
   2         2,239         170      1,214    76,214       303      1,347     76,347        442        1,486    76,486
   3         3,443         888      1,802    76,802     1,147      2,061     77,061      1,429        2,343    77,343
   4         4,707       1,593      2,376    77,376     2,018      2,801     77,801      2,500        3,283    78,283
   5         6,034       2,284      2,936    77,936     2,917      3,569     78,569      3,663        4,316    79,316
   6         7,428       2,959      3,481    78,481     3,842      4,364     79,364      4,927        5,449    80,449
   7         8,891       3,619      4,010    79,010     4,795      5,187     80,187      6,300        6,692    81,692
   8        10,428       4,261      4,522    79,522     5,775      6,036     81,036      7,793        8,054    83,054
   9        12,041       4,887      5,017    80,017     6,783      6,913     81,913      9,416        9,547    84,547
   10       13,735       5,493      5,493    80,493     7,817      7,817     82,817     11,183       11,183    86,183
   11       15,514       6,120      6,120    81,120     8,931      8,931     83,931     13,173       13,173    88,173
   12       17,382       6,725      6,725    81,725    10,082     10,082     85,082     15,359       15,359    90,359
   13       19,343       7,308      7,308    82,308    11,272     11,272     86,272     17,763       17,763    92,763
   14       21,402       7,867      7,867    82,867    12,501     12,501     87,501     20,405       20,405    95,405
   15       23,564       8,403      8,403    83,403    13,770     13,770     88,770     23,311       23,311    98,311
   16       25,834       8,912      8,912    83,912    15,078     15,078     90,078     26,504       26,504   101,504
   17       28,218       9,394      9,394    84,394    16,426     16,426     91,426     30,015       30,015   105,015
   18       30,721       9,848      9,848    84,848    17,813     17,813     92,813     33,875       33,875   108,875
   19       33,349      10,272     10,272    85,272    19,240     19,240     94,240     38,119       38,119   113,119
   20       36,108      10,665     10,665    85,665    20,706     20,706     95,706     42,785       42,785   117,785
 ]lclAge
   60       72,551      11,981     11,981    86,981    36,827     36,827    111,827    124,011      124,011   199,011
 Age 65     98,630       9,704      9,704    84,704    44,642     44,642    119,642    203,771      203,771   278,771
 Age 70    131,913       3,724      3,724    78,724    49,985     49,985    124,985    330,660      330,660   405,660
 Age 75    174,393           0          0         0    49,247     49,247    124,247    532,129      532,129   607,129


(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000

                                                          MALE NON-SMOKER AGE 45

                                                          DEATH BENEFIT OPTION 3

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  ---------
   1         6,330           0      4,213    250,000         0      4,509   250,000          0        4,805     250,000
   2        12,977       3,410      8,301    250,000     4,266      9,157   250,000      5,160       10,051     250,000
   3        19,957       7,988     12,268    250,000     9,676     13,955   250,000     11,508       15,788     250,000
   4        27,285      12,426     16,095    250,000    15,222     18,890   250,000     18,382       22,050     250,000
   5        34,980      16,757     19,814    250,000    20,943     24,000   250,000     25,872       28,928     250,000
   6        43,059      20,991     23,437    250,000    26,859     29,305   250,000     34,055       36,501     250,000
   7        51,543      25,146     26,981    250,000    32,997     34,831   250,000     43,028       44,862     250,000
   8        60,450      29,220     30,443    250,000    39,364     40,587   250,000     52,875       54,098     250,000
   9        69,803      33,227     33,839    250,000    45,987     46,599   250,000     63,707       64,318     250,000
   10       79,624      37,149     37,149    250,000    52,861     52,861   250,000     75,617       75,617     250,000
   11       89,935      41,337     41,337    250,000    60,424     60,424   250,000     89,249       89,249     250,000
   12      100,763      45,432     45,432    250,000    68,332     68,332   250,000    104,377      104,377     250,000
   13      112,131      49,438     49,438    250,000    76,606     76,606   250,000    121,177      121,177     256,276
   14      124,068      53,335     53,335    250,000    85,251     85,251   250,000    139,715      139,715     287,078
   15      136,602      57,113     57,113    250,000    94,285     94,285   250,000    160,119      160,119     319,774
   16      149,763      60,782     60,782    250,000   103,741    103,741   250,000    182,584      182,584     354,566
   17      163,581      64,319     64,319    250,000   113,632    113,632   250,000    207,294      207,294     391,614
   18      178,091      67,719     67,719    250,000   123,986    123,986   250,000    234,465      234,465     431,119
   19      193,326      70,977     70,977    250,000   134,838    134,838   250,000    264,340      264,340     473,324
   20      209,322      74,102     74,102    250,000   146,223    146,223   255,121    297,195      297,195     518,527

 Age 60    136,602      57,113     57,113    250,000    94,285     94,285   250,000    160,119      160,119     319,774
 Age 65    209,322      74,102     74,102    250,000   146,223    146,223   255,121    297,195      297,195     518,527
 Age 70    302,134      86,858     86,858    250,000   209,804    209,804   324,573    516,241      516,241     798,638
 Age 75    420,588      93,649     93,649    250,000   285,515    285,515   397,952    863,394      863,394   1,203,401


(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000

                                                          MALE NON-SMOKER AGE 45

                                                          DEATH BENEFIT OPTION 3

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                 HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ---------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  --------
   1         6,330           0       3,842   250,000         0      4,126   250,000          0        4,411   250,000
   2        12,977       2,674       7,565   250,000     3,485      8,376   250,000      4,332        9,223   250,000
   3        19,957       6,891      11,171   250,000     8,475     12,755   250,000     10,198       14,478   250,000
   4        27,285      10,988      14,656   250,000    13,597     17,265   250,000     16,552       20,220   250,000
   5        34,980      14,959      18,016   250,000    18,851     21,908   250,000     23,441       26,498   250,000
   6        43,059      18,804      21,250   250,000    24,241     26,687   250,000     30,924       33,369   250,000
   7        51,543      22,512      24,346   250,000    29,763     31,597   250,000     39,052       40,887   250,000
   8        60,450      26,070      27,293   250,000    35,411     36,634   250,000     47,890       49,113   250,000
   9        69,803      29,472      30,083   250,000    41,185     41,796   250,000     57,512       58,123   250,000
   10       79,624      32,701      32,701   250,000    47,077     47,077   250,000     67,996       67,996   250,000
   11       89,935      36,085      36,085   250,000    53,495     53,495   250,000     79,937       79,937   250,000
   12      100,763      39,278      39,278   250,000    60,101     60,101   250,000     93,108       93,108   250,000
   13      112,131      42,275      42,275   250,000    66,906     66,906   250,000    107,667      107,667   250,000
   14      124,068      45,069      45,069   250,000    73,923     73,923   250,000    123,789      123,789   254,354
   15      136,602      47,640      47,640   250,000    81,153     81,153   250,000    141,447      141,447   282,483
   16      149,763      49,970      49,970   250,000    88,607     88,607   250,000    160,676      160,676   312,022
   17      163,581      52,040      52,040   250,000    96,292     96,292   250,000    181,599      181,599   343,072
   18      178,091      53,819      53,819   250,000   104,218    104,218   250,000    204,340      204,340   375,727
   19      193,326      55,270      55,270   250,000   112,391    112,391   250,000    229,027      229,027   410,093
   20      209,322      56,355      56,355   250,000   120,827    120,827   250,000    255,792      255,792   446,290

 Age 60    136,602      47,640      47,640   250,000    81,153     81,153   250,000    141,447      141,447   282,483
 Age 65    209,322      56,355      56,355   250,000   120,827    120,827   250,000    255,792      255,792   446,290
 Age 70    302,134      54,963      54,963   250,000   168,012    168,012   259,919    426,510      426,510   659,822
 Age 75    420,588      35,056      35,056   250,000   220,703    220,703   307,616    675,390      675,390   941,361


(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the Date of Issue and on each increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy Face amount or increase in Face Amount.

A limitation on Surrender Charges is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the Date of Issue and on each increase in Face Amount are shown in the table below. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

The Factors used to compute the maximum surrender charges vary with the issue age, sex (Male, Female, or Unisex) and underwriting class (Smoker or Nonsmoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

    0          N/A     14.39        N/A     13.49        N/A     14.19
    1          N/A     14.36        N/A     13.48        N/A     14.16
    2          N/A     14.50        N/A     13.59        N/A     14.29
    3          N/A     14.65        N/A     13.71        N/A     14.44
    4          N/A     14.83        N/A     13.83        N/A     14.60
    5          N/A     15.01        N/A     13.95        N/A     14.77
    6          N/A     15.21        N/A     14.10        N/A     14.95
    7          N/A     15.41        N/A     14.25        N/A     15.15
    8          N/A     15.64        N/A     14.42        N/A     15.36
    9          N/A     15.87        N/A     14.59        N/A     15.58
   10          N/A     16.12        N/A     14.80        N/A     15.82
   11          N/A     16.38        N/A     14.99        N/A     16.07
   12          N/A     16.65        N/A     15.19        N/A     16.33
   13          N/A     16.93        N/A     15.41        N/A     16.60
   14          N/A     17.20        N/A     15.62        N/A     16.86
   15          N/A     17.49        N/A     15.85        N/A     17.14
   16          N/A     17.79        N/A     16.07        N/A     17.41
   17          N/A     18.06        N/A     16.31        N/A     17.70
   18        16.54     18.36      15.53     16.55      16.33     17.99
   19        16.75     18.67      15.74     16.81      16.55     18.29
   20        16.97     18.99      15.96     17.07      16.77     18.60
   21        17.21     19.34      16.19     17.35      17.00     18.93
   22        17.45     19.71      16.43     17.65      17.25     19.29
   23        17.74     20.10      16.69     17.96      17.53     19.67
   24        18.04     20.52      16.96     18.28      17.82     20.06
   25        18.36     20.94      17.30     18.63      18.14     20.47
   26        18.70     21.40      17.60     18.98      18.47     20.90
   27        19.05     21.87      17.91     19.35      18.82     21.35
   28        19.43     22.37      18.24     19.75      19.19     21.83
   29        19.84     22.92      18.59     20.17      19.58     22.35
   30        20.26     23.49      18.95     20.61      20.00     22.90

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   31        20.71     24.10      19.34     21.07      20.43     23.47
   32        21.19     24.75      19.74     21.57      20.89     24.09
   33        21.69     25.42      20.16     22.08      21.37     24.72
   34        22.21     26.13      20.60     22.60      21.88     25.39
   35        22.77     26.87      21.06     23.15      22.42     26.09
   36        23.29     27.55      21.48     23.65      22.92     26.73
   37        23.83     28.28      21.93     24.17      23.44     27.41
   38        24.40     29.03      22.40     24.73      23.99     28.12
   39        25.01     29.83      22.89     25.32      24.57     28.87
   40        25.66     30.67      23.41     25.93      25.19     29.66
   41        26.34     31.56      23.96     26.57      25.85     30.49
   42        27.07     32.50      24.54     27.24      26.54     31.37
   43        27.83     33.48      25.15     27.92      27.28     32.29
   44        28.65     34.53      25.79     28.63      28.05     33.25
   45        29.51     35.62      26.47     29.38      28.88     34.27
   46        30.41     36.79      27.18     30.16      29.73     35.34
   47        31.36     37.99      27.92     30.99      30.64     36.46
   48        32.35     39.22      28.71     31.85      31.58     37.60
   49        33.39     40.50      29.54     32.75      32.58     38.78
   50        34.48     41.83      30.41     33.70      33.62     40.01
   51        35.65     43.21      31.35     34.72      34.74     41.30
   52        36.90     44.65      32.34     35.79      35.93     42.64
   53        38.22     46.24      33.39     36.94      37.19     44.11
   54        39.63     47.92      34.50     38.14      38.53     45.67
   55        41.12     49.69      35.69     39.42      39.95     47.30
   56        42.59     51.44      36.88     40.72      41.35     48.92
   57        44.14     53.27      38.15     42.11      42.83     50.62
   58        45.76     53.32      39.51     43.62      44.39     52.38
   59        47.46     52.99      40.94     45.21      46.02     53.32
   60        49.24     52.66      42.45     46.88      47.73     53.00
   61        51.06     52.46      44.02     48.60      49.48     52.79
   62        52.98     52.25      45.67     50.43      51.33     52.56
   63        52.83     52.05      47.43     52.30      53.09     52.35
   64        52.48     51.85      49.30     53.06      52.76     52.14
   65        52.13     51.65      51.29     52.75      52.42     51.91
   66        52.02     51.55      53.43     52.69      52.32     51.83
   67        51.91     51.45      53.35     52.61      52.21     51.74
   68        51.80     51.36      53.25     52.53      52.10     51.65
   69        51.68     51.25      53.15     52.45      51.99     51.56
   70        51.56     51.15      53.04     52.36      51.87     51.46
   71        51.42     51.04      52.90     52.21      51.74     51.35
   72        51.28     50.92      52.76     52.07      51.60     51.23
   73        51.14     50.80      52.62     51.94      51.46     51.11
   74        50.99     50.68      52.46     51.80      51.31     50.99
   75        50.84     50.57      52.30     51.65      51.16     50.87
   76        50.68     50.43      52.14     51.50      51.01     50.74
   77        50.52     50.28      51.96     51.35      50.84     50.59
   78        50.36     50.14      51.79     51.19      50.68     50.44
   79        50.20     49.99      51.60     51.04      50.51     50.29

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   80        50.03     49.83      51.42     50.89      50.35     50.14
   81        49.88     49.70      51.22     50.73      50.18     50.00
   82        49.72     49.57      51.03     50.58      50.02     49.85
   83        49.56     49.42      50.83     50.42      49.85     49.70
   84        49.41     49.28      50.63     50.22      49.68     49.54
   85        49.24     49.13      50.42     50.01      49.51     49.36

                                    EXAMPLES

For the purpose of these examples, assume that a male, age 35, non-smoker purchases a $100,000 Policy. His surrender charge is calculated as follows:

The surrender charge is equal to $2,279.00 ($22.79 x 100).

Example 1:

Assume the Policy Owner surrenders the Policy in the 10th policy month. The surrender charge is $2,279.00.

Example 2:

Assume the Policy Owner surrenders the Policy in the 61st policy month. Also assume that the surrender charge decreases by 1/9th of the original surrender charge each year. In this example, the surrender charge would be $1,012.79.

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 2001. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence, and based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

We may compare performance information for a sub-account in reports and promotional literature to:


    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500");


    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ('Moody's'), Standard & Poor's Insurance Rating Services ('S&P') and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2001
                       SINCE INCEPTION OF THE SUB-ACCOUNT
             INCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                    10 YEARS
                                                   SUB-ACCOUNT     FOR YEAR                        (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
AIT Core Equity Fund (Service Shares)                N/A           N/A               N/A              N/A
AIT Equity Index Fund (Service Shares)               N/A           N/A               N/A              N/A
AIT Government Bond Fund (Service Shares)            N/A           N/A               N/A              N/A
AIT Money Market Fund (Service Shares)               N/A           N/A               N/A              N/A
AIT Select Aggressive Growth Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Capital Appreciation Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Emerging Markets Fund (Service Shares)    N/A           N/A               N/A              N/A
AIT Select Growth and Income Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Growth Fund (Service Shares)              N/A           N/A               N/A              N/A
AIT Select International Equity Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Investment Grade Income Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Strategic Growth Fund (Service Shares)    N/A           N/A               N/A              N/A
AIT Select Strategic Income Fund (Service Shares)    N/A           N/A               N/A              N/A
AIT Select Value Opportunity Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIM V.I. Aggressive Growth Fund (Series II
 Shares)                                             N/A           N/A               N/A              N/A
AIM V.I. Basic Value Funds (Series II Shares)        N/A           N/A               N/A              N/A
AIM V.I. Blue Chip Fund (Series II Shares)           N/A           N/A               N/A              N/A
AIM V.I. Capital Development Fund (Series II
 Shares)                                             N/A           N/A               N/A              N/A
AIM V.I. Premier Equity Value Fund (Series II
 Shares)                                             N/A           N/A               N/A              N/A
AllianceBernstein Small Value Portfolio
 (Class B)                                           N/A           N/A               N/A              N/A
AllianceBernstein Value Portfolio (Class B)          N/A           N/A               N/A              N/A
Alliance Growth and Income Portfolio (Class B)       N/A           N/A               N/A              N/A
Alliance Premier Growth Portfolio (Class B)          N/A           N/A               N/A              N/A
Alliance Technology Portfolio (Class B)              N/A           N/A               N/A              N/A
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)                                            N/A           N/A               N/A              N/A
Fidelity VIP Growth Portfolio (Service Class 2)      N/A           N/A               N/A              N/A
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)                         N/A           N/A               N/A              N/A
Fidelity VIP III Mid Cap Portfolio (Service
 Class 2)                                            N/A           N/A               N/A              N/A
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)                                   N/A           N/A               N/A              N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)                                           N/A           N/A               N/A              N/A
FT VIP Franklin Small Cap Fund (Class 2)             N/A           N/A               N/A              N/A
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)                                           N/A           N/A               N/A              N/A
FT VIP Mutual Shares Securities Fund (Class 2)       N/A           N/A               N/A              N/A
FT VIP Templeton Foreign Securities Fund             N/A           N/A               N/A              N/A

                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2001
                       SINCE INCEPTION OF THE SUB-ACCOUNT
             INCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



                                                                                                    10 YEARS
                                                   SUB-ACCOUNT     FOR YEAR                        (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)                              N/A           N/A               N/A              N/A
MFS-Registered Trademark- New Discovery
 Series (Service Class)                              N/A           N/A               N/A              N/A
MFS-Registered Trademark- Total Return
 Series (Service Class)                              N/A           N/A               N/A              N/A
MFS-Registered Trademark- Utilities
 Series (Service Class)                              N/A           N/A               N/A              N/A
Oppenheimer Capital Appreciation Fund/VA (Service
 Shares)                                             N/A           N/A               N/A              N/A
Oppenheimer Global Securities Fund/VA (Service
 Shares)                                             N/A           N/A               N/A              N/A
Oppenheimer High Income Fund/VA (Service Shares)     N/A           N/A               N/A              N/A
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)                                    N/A           N/A               N/A              N/A
Oppenheimer Multiple Strategies Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                       SINCE INCEPTION OF THE SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                    10 YEARS
                                                   SUB-ACCOUNT     FOR YEAR                        (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
AIT Core Equity Fund (Service Shares)                N/A           N/A               N/A              N/A
AIT Equity Index Fund (Service Shares)               N/A           N/A               N/A              N/A
AIT Government Bond Fund (Service Shares)            N/A           N/A               N/A              N/A
AIT Money Market Fund (Service Shares)               N/A           N/A               N/A              N/A
AIT Select Aggressive Growth Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Capital Appreciation Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Emerging Markets Fund (Service Shares)    N/A           N/A               N/A              N/A
AIT Select Growth and Income Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Growth Fund (Service Shares)              N/A           N/A               N/A              N/A
AIT Select International Equity Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Investment Grade Income Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIT Select Strategic Growth Fund (Service Shares)    N/A           N/A               N/A              N/A
AIT Select Strategic Income Fund (Service Shares)    N/A           N/A               N/A              N/A
AIT Select Value Opportunity Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A
AIM V.I. Aggressive Growth Fund (Series II
 Shares)                                             N/A           N/A               N/A              N/A
AIM V.I. Basic Value Funds (Series II Shares)        N/A           N/A               N/A              N/A
AIM V.I. Blue Chip Fund (Series II Shares)           N/A           N/A               N/A              N/A
AIM V.I. Capital Development Fund (Series II
 Shares)                                             N/A           N/A               N/A              N/A
AIM V.I. Premier Equity Value Fund (Series II
 Shares)                                             N/A           N/A               N/A              N/A
AllianceBernstein Small Value Portfolio
 (Class B)                                           N/A           N/A               N/A              N/A
AllianceBernstein Value Portfolio (Class B)          N/A           N/A               N/A              N/A
Alliance Growth and Income Portfolio (Class B)       N/A           N/A               N/A              N/A
Alliance Premier Growth Portfolio (Class B)          N/A           N/A               N/A              N/A
Alliance Technology Portfolio (Class B)              N/A           N/A               N/A              N/A
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)                                            N/A           N/A               N/A              N/A
Fidelity VIP Growth Portfolio (Service Class 2)      N/A           N/A               N/A              N/A
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)                         N/A           N/A               N/A              N/A
Fidelity VIP III Mid Cap Portfolio (Service
 Class 2)                                            N/A           N/A               N/A              N/A
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)                                   N/A           N/A               N/A              N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)                                           N/A           N/A               N/A              N/A
FT VIP Franklin Small Cap Fund (Class 2)             N/A           N/A               N/A              N/A
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)                                           N/A           N/A               N/A              N/A
FT VIP Mutual Shares Securities Fund (Class 2)       N/A           N/A               N/A              N/A
FT VIP Templeton Foreign Securities Fund             N/A           N/A               N/A              N/A

                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                       SINCE INCEPTION OF THE SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



                                                                                                    10 YEARS
                                                   SUB-ACCOUNT     FOR YEAR                        (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)                              N/A           N/A               N/A              N/A
MFS-Registered Trademark- New Discovery
 Series (Service Class)                              N/A           N/A               N/A              N/A
MFS-Registered Trademark- Total Return
 Series (Service Class)                              N/A           N/A               N/A              N/A
MFS-Registered Trademark- Utilities
 Series (Service Class)                              N/A           N/A               N/A              N/A
Oppenheimer Capital Appreciation Fund/VA (Service
 Shares)                                             N/A           N/A               N/A              N/A
Oppenheimer Global Securities Fund/VA (Service
 Shares)                                             N/A           N/A               N/A              N/A
Oppenheimer High Income Fund/VA (Service Shares)     N/A           N/A               N/A              N/A
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)                                    N/A           N/A               N/A              N/A
Oppenheimer Multiple Strategies Fund (Service
 Shares)                                             N/A           N/A               N/A              N/A


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                                    10 YEARS
                                                   PORTFOLIO     FOR YEAR                          (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
AIT Core Equity Fund (Service Shares)*             04/29/85         -100.00%           -56.27%             1.51%
AIT Equity Index Fund (Service Shares)*            09/28/90         -100.00%           -51.39%             3.92%
AIT Government Bond Fund (Service Shares)*         08/26/91         -100.00%           -58.75%            -2.97%
AIT Money Market Fund (Service Shares)*            04/29/85         -100.00%           -60.95%            -4.40%
AIT Select Aggressive Growth Fund (Service
 Shares)*                                          08/21/92         -100.00%           -69.00%             0.05%
AIT Select Capital Appreciation Fund (Service
 Shares)*                                          04/28/95         -100.00%           -13.01%             0.68%
AIT Select Emerging Markets Fund (Service
 Shares)*                                          02/20/98         -100.00%         N/A                 -62.31%
AIT Select Growth and Income Fund (Service
 Shares)*                                          08/21/92         -100.00%           -59.95%            -0.17%
AIT Select Growth Fund (Service Shares)*           08/21/92         -100.00%           -56.07%             0.46%
AIT Select International Equity Fund (Service
 Shares)*                                          05/02/94         -100.00%           -66.39%            -6.89%
AIT Select Investment Grade Income Fund (Service
 Shares)*                                          04/29/85         -100.00%           -57.99%            -1.97%
AIT Select Strategic Growth Fund (Service
 Shares)*                                          02/20/98         -100.00%         N/A                 -72.85%
AIT Select Strategic Income Fund (Service
 Shares)*                                          07/03/00         -100.00%         N/A                -100.00%
AIT Select Value Opportunity Fund (Service
 Shares)*                                          04/30/93         -100.00%           -11.19%             3.46%
AIM V.I. Aggressive Growth Fund (Series II
 Shares)*                                          05/01/98         -100.00%         N/A                 -48.83%
AIM V.I. Basic Value Funds (Series II Shares)*     09/10/01        N/A               N/A                -100.00%
AIM V.I. Blue Chip Fund (Series II Shares)*        12/29/99         -100.00%         N/A                -100.00%
AIM V.I. Capital Development Fund (Series II
 Shares)*                                          05/01/98         -100.00%         N/A                 -43.82%
AIM V.I. Premier Equity Value Fund (Series II
 Shares)*                                          05/05/93         -100.00%           -53.13%             2.78%
AllianceBernstein Small Value Portfolio
 (Class B)*                                        05/01/01        N/A               N/A                -100.00%
AllianceBernstein Value Portfolio (Class B)*       05/01/01        N/A               N/A                -100.00%
Alliance Growth and Income Portfolio (Class B)*    01/14/91         -100.00%            -9.26%             6.23%
Alliance Premier Growth Portfolio (Class B)*       06/26/92         -100.00%           -11.93%             6.47%
Alliance Technology Portfolio (Class B)*           01/11/96         -100.00%           -11.76%            -5.96%
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)*                                         10/09/86         -100.00%           -53.46%             5.05%
Fidelity VIP Growth Portfolio (Service Class 2)*   10/09/86         -100.00%           -13.01%             4.82%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)*                      01/03/95         -100.00%           -51.51%             2.00%
Fidelity VIP III Mid Cap Portfolio (Service Class
 2)*                                               12/28/98         -100.00%         N/A                 -26.98%
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)*                                  N/A           N/A               N/A              N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)*                                        05/01/96         -100.00%           -12.65%            -7.08%
FT VIP Franklin Small Cap Fund (Class 2)*          11/01/95         -100.00%           -51.55%            -3.92%
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)*                                        05/01/98         -100.00%         N/A                 -46.64%
FT VIP Mutual Shares Securities Fund (Class 2)*    11/08/96         -100.00%           -52.20%           -13.54%
FT VIP Templeton Foreign Securities Fund*          05/01/92         -100.00%           -62.47%             0.42%

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



                                                                                                    10 YEARS
                                                   PORTFOLIO     FOR YEAR                          (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)*                           05/01/00         -100.00%         N/A                -100.00%
MFS-Registered Trademark- New Discovery
 Series (Service Class)*                           05/01/98         -100.00%         N/A                 -27.97%
MFS-Registered Trademark- Total Return
 Series (Service Class)*                           01/03/95         -100.00%           -51.49%            -0.79%
MFS-Registered Trademark- Utilities
 Series (Service Class)*                           01/03/95         -100.00%           -14.26%             1.01%
Oppenheimer Capital Appreciation Fund/VA (Service
 Shares)*                                          04/03/85         -100.00%            -9.53%             6.86%
Oppenheimer Global Securities Fund/VA (Service
 Shares)*                                          11/12/90         -100.00%            -7.98%             5.47%
Oppenheimer High Income Fund/VA (Service Shares)*  04/30/86         -100.00%           -66.19%            -0.17%
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)*                                 07/05/95         -100.00%           -58.28%            -2.13%
Oppenheimer Multiple Strategies Fund (Service
 Shares)*                                          02/09/87         -100.00%           -54.39%             1.46%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.


* The funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                    10 YEARS
                                                   PORTFOLIO     FOR YEAR                          (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
AIT Core Equity Fund (Service Shares)*             04/29/85          -16.88%             7.75%            10.25%
AIT Equity Index Fund (Service Shares)*            09/28/90          -12.01%            10.37%            12.47%
AIT Government Bond Fund (Service Shares)*         08/26/91            7.63%             6.47%             6.16%
AIT Money Market Fund (Service Shares)*            04/29/85            4.28%             5.37%             4.87%
AIT Select Aggressive Growth Fund (Service
 Shares)*                                          08/21/92          -21.63%             1.60%             9.68%
AIT Select Capital Appreciation Fund (Service
 Shares)*                                          04/28/95           -1.13%            11.49%            15.49%
AIT Select Emerging Markets Fund (Service
 Shares)*                                          02/20/98           -9.12%         N/A                  -7.42%
AIT Select Growth and Income Fund (Service
 Shares)*                                          08/21/92          -11.74%             5.87%             9.48%
AIT Select Growth Fund (Service Shares)*           08/21/92          -24.70%             7.85%            10.05%
AIT Select International Equity Fund (Service
 Shares)*                                          05/02/94          -21.52%             2.78%             6.45%
AIT Select Investment Grade Income Fund (Service
 Shares)*                                          04/29/85            7.94%             6.86%             7.07%
AIT Select Strategic Growth Fund (Service
 Shares)*                                          02/20/98          -29.28%         N/A                 -12.19%
AIT Select Strategic Income Fund (Service
 Shares)*                                          07/03/00            6.95%         N/A                   8.57%
AIT Select Value Opportunity Fund (Service
 Shares)*                                          04/30/93           12.68%            12.89%            13.73%
AIM V.I. Aggressive Growth Fund (Series II
 Shares)*                                          05/01/98          -26.25%         N/A                   2.04%
AIM V.I. Basic Value Funds (Series II Shares)*     09/10/01        N/A               N/A                   2.37%
AIM V.I. Blue Chip Fund (Series II Shares)*        12/29/99          -22.73%         N/A                 -15.84%
AIM V.I. Capital Development Fund (Series II
 Shares)*                                          05/01/98           -8.31%         N/A                   4.81%
AIM V.I. Premier Equity Value Fund (Series II
 Shares)*                                          05/05/93          -12.78%             9.42%            13.13%
AllianceBernstein Small Value Portfolio
 (Class B)*                                        05/01/01        N/A               N/A                  12.00%
AllianceBernstein Value Portfolio (Class B)*       05/01/01        N/A               N/A                   0.70%
Alliance Growth and Income Portfolio (Class B)*    01/14/91            0.19%            14.39%            14.62%
Alliance Premier Growth Portfolio (Class B)*       06/26/92          -17.41%            12.32%            15.40%
Alliance Technology Portfolio (Class B)*           01/11/96          -25.23%            12.45%            12.17%
Fidelity VIP Equity-Income Portfolio (Service
 Class 2)*                                         10/09/86           -5.23%             9.24%            13.52%
Fidelity VIP Growth Portfolio (Service Class 2)*   10/09/86          -17.87%            11.49%            13.31%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio (Service Class 2)*                      01/03/95          -12.47%            10.30%            15.64%
Fidelity VIP III Mid Cap Portfolio (Service Class
 2)*                                               12/28/98           -3.51%         N/A                  25.37%
Fidelity VIP III Value Strategies Portfolio
 (Service Class 2)*                                  N/A           N/A               N/A              N/A
FT VIP Franklin Large Cap Growth Securities Fund
 (Class 2)*                                        05/01/96          -11.43%            11.77%            12.82%
FT VIP Franklin Small Cap Fund (Class 2)*          11/01/95          -15.34%            10.28%            13.20%
FT VIP Franklin Small Cap Value Securities Fund
 (Class 2)*                                        05/01/98           13.79%         N/A                   3.23%
FT VIP Mutual Shares Securities Fund (Class 2)*    11/08/96            6.93%             9.92%            10.36%
FT VIP Templeton Foreign Securities Fund*          05/01/92          -15.99%             4.63%             9.64%

                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



                                                                                                    10 YEARS
                                                   PORTFOLIO     FOR YEAR                          (OR SINCE
                                                   INCEPTION      ENDED               5            INCEPTION
                                                     DATE        12/31/01           YEARS           IF LESS)
MFS-Registered Trademark- Mid Cap Growth
 Series (Service Class)*                           05/01/00          -17.55%         N/A                 -12.26%
MFS-Registered Trademark- New Discovery
 Series (Service Class)*                           05/01/98           -5.03%         N/A                  14.62%
MFS-Registered Trademark- Total Return
 Series (Service Class)*                           01/03/95            0.25%            10.31%            13.20%
MFS-Registered Trademark- Utilities
 Series (Service Class)*                           01/03/95          -24.20%            10.54%            14.77%
Oppenheimer Capital Appreciation Fund/VA (Service
 Shares)*                                          04/03/85          -12.58%            14.18%            15.21%
Oppenheimer Global Securities Fund/VA (Service
 Shares)*                                          11/12/90          -12.04%            15.40%            13.91%
Oppenheimer High Income Fund/VA (Service Shares)*  04/30/86            1.97%             2.87%             8.71%
Oppenheimer Main Street Growth & Income Fund/VA
 (Service Shares)*                                 07/05/95          -10.16%             6.71%            13.67%
Oppenheimer Multiple Strategies Fund (Service
 Shares)*                                          02/09/87            2.22%             8.74%            10.20%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.


* The funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   APPENDIX G
                            MONTHLY EXPENSE CHARGES

A monthly expense charge is computed on the Date of Issue and on each increase in Face Amount. The Factors used to compute the monthly expense charges vary with the issue age and underwriting class (Smoker/ Nonsmoker) as indicated in the table below.

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
    0          N/A      0.11        N/A      0.08        N/A      0.10
    1          N/A      0.11        N/A      0.08        N/A      0.11
    2          N/A      0.12        N/A      0.08        N/A      0.11
    3          N/A      0.12        N/A      0.08        N/A      0.11
    4          N/A      0.12        N/A      0.09        N/A      0.11
    5          N/A      0.12        N/A      0.09        N/A      0.12
    6          N/A      0.13        N/A      0.09        N/A      0.12
    7          N/A      0.13        N/A      0.09        N/A      0.12
    8          N/A      0.13        N/A      0.09        N/A      0.12
    9          N/A      0.14        N/A      0.10        N/A      0.13
   10          N/A      0.14        N/A      0.10        N/A      0.13
   11          N/A      0.14        N/A      0.10        N/A      0.13
   12          N/A      0.14        N/A      0.11        N/A      0.14
   13          N/A      0.15        N/A      0.11        N/A      0.14
   14          N/A      0.15        N/A      0.11        N/A      0.14
   15          N/A      0.15        N/A      0.11        N/A      0.15
   16          N/A      0.16        N/A      0.12        N/A      0.15
   17          N/A      0.16        N/A      0.12        N/A      0.15
   18         0.12      0.16       0.11      0.12       0.12      0.16
   19         0.13      0.17       0.11      0.13       0.12      0.16
   20         0.13      0.17       0.12      0.13       0.13      0.16
   21         0.13      0.17       0.12      0.13       0.13      0.17
   22         0.14      0.18       0.12      0.14       0.13      0.17
   23         0.14      0.18       0.12      0.14       0.14      0.17
   24         0.15      0.19       0.13      0.15       0.14      0.18
   25         0.15      0.19       0.13      0.15       0.15      0.18
   26         0.15      0.19       0.13      0.15       0.15      0.19
   27         0.16      0.20       0.14      0.16       0.15      0.19
   28         0.16      0.20       0.14      0.16       0.16      0.19
   29         0.17      0.21       0.14      0.17       0.16      0.20
   30         0.17      0.21       0.15      0.17       0.17      0.20
   31         0.17      0.21       0.15      0.17       0.17      0.21
   32         0.18      0.22       0.15      0.18       0.17      0.21
   33         0.18      0.22       0.15      0.18       0.18      0.21
   34         0.19      0.23       0.16      0.19       0.18      0.22
   35         0.19      0.23       0.16      0.19       0.18      0.22
   36         0.21      0.25       0.17      0.21       0.20      0.24
   37         0.22      0.27       0.19      0.22       0.21      0.26
   38         0.24      0.29       0.20      0.24       0.23      0.28
   39         0.25      0.31       0.21      0.25       0.24      0.29
   40         0.27      0.33       0.23      0.27       0.26      0.31
   41         0.28      0.34       0.24      0.28       0.27      0.33

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   42         0.30      0.36       0.25      0.30       0.29      0.35
   43         0.31      0.38       0.26      0.31       0.30      0.37
   44         0.33      0.40       0.28      0.33       0.32      0.39
   45         0.34      0.42       0.29      0.34       0.33      0.40
   46         0.36      0.44       0.30      0.36       0.35      0.42
   47         0.38      0.46       0.32      0.37       0.36      0.44
   48         0.39      0.48       0.33      0.39       0.38      0.46
   49         0.41      0.50       0.35      0.40       0.40      0.48
   50         0.43      0.52       0.36      0.42       0.42      0.50
   51         0.44      0.54       0.37      0.43       0.43      0.52
   52         0.46      0.56       0.38      0.45       0.44      0.53
   53         0.47      0.57       0.40      0.46       0.46      0.55
   54         0.49      0.59       0.41      0.48       0.47      0.57
   55         0.50      0.61       0.42      0.49       0.48      0.59
   56         0.53      0.65       0.45      0.52       0.51      0.62
   57         0.56      0.69       0.47      0.55       0.55      0.66
   58         0.60      0.72       0.50      0.58       0.58      0.70
   59         0.63      0.76       0.52      0.61       0.61      0.73
   60         0.66      0.80       0.55      0.64       0.64      0.77
   61         0.70      0.82       0.58      0.67       0.68      0.79
   62         0.74      0.83       0.61      0.71       0.71      0.81
   63         0.78      0.85       0.64      0.74       0.75      0.83
   64         0.82      0.86       0.67      0.78       0.79      0.85
   65         0.86      0.88       0.70      0.81       0.83      0.87
   66         0.86      0.88       0.70      0.80       0.83      0.86
   67         0.86      0.87       0.69      0.80       0.82      0.86
   68         0.85      0.87       0.69      0.79       0.82      0.85
   69         0.85      0.86       0.68      0.79       0.82      0.85
   70         0.85      0.86       0.68      0.78       0.82      0.84
   71         0.85      0.86       0.68      0.78       0.82      0.84
   72         0.85      0.86       0.68      0.78       0.82      0.84
   73         0.85      0.86       0.68      0.78       0.82      0.84
   74         0.85      0.86       0.68      0.78       0.82      0.84
   75         0.85      0.86       0.68      0.78       0.82      0.84
   76         0.85      0.86       0.68      0.78       0.82      0.84
   77         0.85      0.86       0.68      0.78       0.82      0.84
   78         0.85      0.86       0.68      0.78       0.82      0.84
   79         0.85      0.86       0.68      0.78       0.82      0.84
   80         0.85      0.86       0.68      0.78       0.82      0.84
   81         0.85      0.86       0.68      0.78       0.82      0.84
   82         0.85      0.86       0.68      0.78       0.82      0.84
   83         0.85      0.86       0.68      0.78       0.82      0.84
   84         0.85      0.86       0.68      0.78       0.82      0.84
   85         0.85      0.86       0.68      0.78       0.82      0.84

                                    EXAMPLES

For a male, age 35, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $19 ($0.19 X 100)

For a male, age 50, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $43 ($0.43 X 100)

For a male, age 65, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $86 ($0.86 X 100)

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments in 2001.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2001     2000      1999
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $ 49.0  $   52.0  $1,006.6
     Universal life and investment product
       policy fees..............................   391.6     421.1     359.3
     Net investment income......................   433.2     421.4     556.9
     Net realized investment (losses) gains.....   (86.6)    (67.8)     99.7
     Other income...............................    86.1     101.3      95.5
                                                  ------  --------  --------
         Total revenues.........................   873.3     928.0   2,118.0
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   414.3     418.9   1,147.3
     Policy acquisition expenses................    77.5      83.4     243.3
     Losses on derivative instruments...........    35.2     --        --
     Restructuring costs........................    --        11.0     --
     Other operating expenses...................   321.2     272.0     346.4
                                                  ------  --------  --------
         Total benefits, losses and expenses....   848.2     785.3   1,737.0
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................    25.1     142.7     381.0
                                                  ------  --------  --------
 FEDERAL INCOME TAX (BENEFIT) EXPENSE
     Current....................................    (1.5)    (33.8)     88.7
     Deferred...................................   (13.0)     50.1       4.3
                                                  ------  --------  --------
         Total federal income tax expense.......   (14.5)     16.3      93.0
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................    39.6     126.4     288.0
     Minority interest..........................    --       --        (39.9)
                                                  ------  --------  --------
 Income from continuing operations..............    39.6     126.4     248.1
 Loss from operations of discontinued business
  (less applicable income tax benefit of
  $10.1)........................................    --       --        (17.2)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period (less
  applicable income tax benefit of $16.4).......    --       --        (30.5)

 Cumulative effect of change in accounting
  principle.....................................    (3.2)    --        --
                                                  ------  --------  --------
 Net income.....................................  $ 36.4  $  126.4  $  200.4
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2001       2000
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $5,955.5 and $4,766.6)............................  $ 6,057.1  $ 4,735.7
     Equity securities at fair value (cost of $44.2 and
       $44.1)                                                   37.1       57.1
     Mortgage loans......................................      226.6      617.6
     Policy loans........................................      379.6      381.3
     Real estate and other long-term investments.........      158.8      190.5
                                                           ---------  ---------
         Total investments...............................    6,859.2    5,982.2
                                                           ---------  ---------
   Cash and cash equivalents.............................      154.1      124.9
   Accrued investment income.............................       97.0       95.7
   Deferred policy acquisition costs.....................    1,588.4    1,424.3
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      431.5      467.1
   Premiums, accounts and notes receivable...............        2.7       27.8
   Other assets..........................................      356.1      253.5
   Separate account assets...............................   14,838.4   17,437.4
                                                           ---------  ---------
         Total assets....................................  $24,327.4  $25,812.9
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 4,099.6  $ 3,617.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................      105.9      157.3
     Unearned premiums...................................        4.9        5.5
     Contractholder deposit funds and other policy
       liabilities.......................................    1,745.9    2,174.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,956.3    5,954.4
                                                           ---------  ---------
   Expenses and taxes payable............................      557.1      422.5
   Reinsurance premiums payable..........................       12.7       11.5
   Deferred federal income taxes.........................       24.7       26.6
   Trust instruments supported by funding obligations....    1,518.6      621.5
   Separate account liabilities..........................   14,838.4   17,437.4
                                                           ---------  ---------
         Total liabilities...............................   22,907.8   24,473.9
                                                           ---------  ---------
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding           5.0        5.0
   Additional paid-in capital............................      599.0      569.0
   Accumulated other comprehensive loss..................        5.5       (8.7)
   Retained earnings.....................................      810.1      773.7
                                                           ---------  ---------
         Total shareholder's equity......................    1,419.6    1,339.0
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $24,327.4  $25,812.9
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2001      2000      1999
 -------------                                    --------  --------  ---------
 COMMON STOCK...................................  $    5.0  $    5.0  $     5.0
                                                  --------  --------  ---------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0     569.0      444.0
     Capital contribution from parent...........      30.0     --         125.0
                                                  --------  --------  ---------
     Balance at end of period...................     599.0     569.0      569.0
                                                  --------  --------  ---------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized appreciation (depreciation)
       on investments:..........................
     Balance at beginning of period.............      (8.7)    (14.9)     169.2
     (Depreciation) appreciation during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities and
         derivative instruments.................      45.7       9.6     (298.2)
       Benefit (provision) for deferred federal
         income taxes...........................     (16.0)     (3.4)     105.0
       Minority interest........................     --        --          31.8
     Distribution of subsidiaries (Note 3)......     --        --         (22.7)
                                                  --------  --------  ---------
                                                      29.7       6.2     (184.1)
                                                  --------  --------  ---------
     Balance at end of period...................      21.0      (8.7)     (14.9)
                                                  --------  --------  ---------
     Minimum pension liability:
     Balance at beginning of period
     Increase (decrease) during the period:
         Increase in minimum pension
           liability............................     (23.9)    --        --
         Benefit for deferred federal income
           taxes................................       8.4     --        --
                                                  --------  --------  ---------
                                                     (15.5)    --        --
                                                  --------  --------  ---------
     Balance at end of period...................     (15.5)    --        --
                                                  --------  --------  ---------
     Total accumulated other comprehensive
       income (loss)............................       5.5      (8.7)     (14.9)
                                                  --------  --------  ---------
 RETAINED EARNINGS
     Balance at beginning of period.............     773.7     647.3    1,698.3
     Net income.................................      36.4     126.4      200.4
     Distribution of subsidiaries (Note 3)......     --        --      (1,251.4)
                                                  --------  --------  ---------
     Balance at end of period...................     810.1     773.7      647.3
                                                  --------  --------  ---------
         Total shareholder's equity.............  $1,419.6  $1,339.0  $ 1,206.4
                                                  ========  ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2001    2000    1999
 -------------                                 ------  ------  -------
 Net income                                    $ 36.4  $126.4  $ 200.4
                                               ------  ------  -------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities and
       derivative instruments................    45.7     9.6   (298.2)
     Increase in minimum pension liability...   (23.9)   --      --
     (Provision) benefit for deferred federal
       income taxes..........................    (7.6)   (3.4)   105.0
     Minority interest.......................    --      --       31.8
     Distribution of subsidiaries (Note 3)...    --      --      (22.7)
                                               ------  ------  -------
       Other comprehensive income (loss).....    14.2     6.2   (184.1)
                                               ------  ------  -------
 Comprehensive income........................  $ 50.6  $132.6  $  16.3
                                               ======  ======  =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2001       2000       1999
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    36.4  $   126.4  $   200.4
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................     --         --           39.9
         Net realized losses (gains).........       86.6       67.8      (99.7)
         Losses on derivative instruments....       35.2     --         --
         Net amortization and depreciation...       20.3       18.2       31.5
         Deferred federal income taxes.......      (13.0)      50.1        4.3
         Loss from disposal of group life and
         health business.....................     --         --           30.5
         Change in deferred acquisition
         costs...............................     (171.9)    (215.1)    (184.1)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................       26.3       47.7      (41.8)
         Change in accrued investment
         income..............................       (1.3)       4.2        8.2
         Change in policy liabilities and
         accruals, net.......................      417.7      (20.3)      (2.5)
         Change in reinsurance receivable....       35.6       13.7      (46.3)
         Change in expenses and taxes
         payable.............................      (31.7)     (86.2)      82.3
         Separate account activity, net......     --            0.7        5.5
         Other, net..........................       23.5      (10.6)      27.4
                                               ---------  ---------  ---------
             Net cash provided by (used in)
                operating activities.........      463.7       (3.4)      55.6
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
         maturities of available-for-sale
         fixed maturities....................    1,793.9    1,561.6    2,662.0
         Proceeds from disposals of equity
         securities..........................       42.0        4.1      422.9
         Proceeds from disposals of other
         investments.........................       38.8       28.9       30.3
         Proceeds from mortgages sold,
         matured or collected................      309.3      119.2      131.2
         Purchase of available-for-sale fixed
         maturities..........................   (2,994.5)  (2,257.6)  (2,098.8)
         Purchase of equity securities.......      (11.1)     (16.2)     (78.9)
         Purchase of other investments.......      (21.2)    (128.0)    (140.6)
         Capital expenditures................      (31.2)     (13.2)     (29.2)
         Purchase of company owned life
         insurance...........................     --          (64.9)    --
         Distribution of subsidiaries........     --         --         (202.2)
         Other investing activities, net.....        7.0       (9.4)      (9.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
                investing activities.........     (867.0)    (775.5)     686.9
                                               ---------  ---------  ---------
 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
         contractholder deposit funds........      156.5      990.3    1,514.6
         Withdrawals from contractholder
         deposit funds.......................     (621.1)    (936.7)  (2,037.5)
         Deposits and interest credited to
         trust instruments supported by
         funding obligations.................    1,181.8      570.9       50.6
         Withdrawals from to trust
         instruments supported by funding
         obligations.........................     (284.7)    --         --
         Change in short-term debt...........     --         --         (180.9)
         Contribution from parent............     --         --           36.0
         Subsidiary treasury stock purchased,
         at cost.............................     --         --         (350.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
                financing activities.........      432.5      624.5     (967.2)
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....       29.2     (154.4)    (224.7)
 Cash and cash equivalents, beginning of
  period.....................................      124.9      279.3      504.0
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   154.1  $   124.9  $   279.3
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
 Interest paid...............................  $    (0.9) $    (1.9) $    (3.1)
 Income taxes received (paid)................  $     7.8  $    12.3  $   (24.0)

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of FAFLIC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in Note 3.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The Company's operations primarily include two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as certain group retirement products. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in Guaranteed Investment Contracts ("GICs"). GICs, also referred to as funding agreements, are investment contracts which can contain either short-term or long-term maturities and are issued to institutional buyers or to various business or charitable trusts. Also, this segment is a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

The statutory stockholder's equity of the Company's insurance subsidiary, AFLIAC, is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

All significant inter-company accounts and transactions have been eliminated.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2001, there was one property in the Company's investment portfolio which was acquired upon the foreclosure of a mortgage loan. The asset is being carried at the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal. As of December 31, 2000, there were no real estate properties in the Company's investment portfolio.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.  DERIVATIVES AND HEDGING ACTIVITIES

All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair-value, cash-flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

H.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

I.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.0% for life insurance and 2.0% to 9.5% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

K.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement is effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. Certain provisions of this statement are also applicable for goodwill and other intangible assets acquired after June 30, 2001, but prior to adoption of this statement. The adoption of Statement No. 142 is not expected to have a material impact on the Company's financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M.  NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement was effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on January 1, 2001. In accordance with the transition provision of the statement, the company recorded a $3.2 million charge, net of taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net of taxes, to recognize these derivative instruments.

N.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $11.5 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of approximately $27 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $84.6 million at December 31, 2001 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2001 and 2000, the discontinued segment had assets of approximately $397.6 million and $497.9 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $369.3 million and $460.0 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $34.4 million, $207.7 million and $367.0 million for the years ended December 31, 2001, 2000 and 1999, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2002 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE (CONTINUED)

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999
-------------                                                 ------
Revenue.....................................................  $828.0
                                                              ======
Net realized capital losses included in revenue.............   (11.8)
                                                              ======
Income from continuing operations before taxes..............   192.1
Income taxes................................................    51.2
                                                              ------
Net income from continuing operations.......................   140.9
Loss from operations of discontinued business (less
 applicable income tax benefit of
 $10.4 million for the year ended December 31, 1999)........   (17.2)
Loss on disposal of group life and health business,
 including provision of $72.2 million
 for operating losses during phase-out period for the year
 ended December 31, 1999
 (less applicable income tax benefit of $16.4 million)......   (30.5)
                                                              ------
Net income..................................................  $ 93.2
                                                              ======

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS

A.  FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2001
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   63.4     $  2.7      $  0.1    $   66.0
States and political subdivisions.......       2.9        0.2       --            3.1
Foreign governments.....................      23.1        1.6         0.2        24.5
Corporate fixed maturities..............   5,013.0      163.3        88.1     5,088.2
Mortgage-backed securities..............     853.1       25.6         3.4       875.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $5,955.5     $193.4      $ 91.8    $6,057.1
                                          ========     ======      ======    ========
Equity securities.......................  $   44.2     $  1.7      $  8.8    $   37.1
                                          ========     ======      ======    ========

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.4       --           10.8
Foreign governments.....................      44.4        1.5         0.6        45.3
Corporate fixed maturities..............   4,162.6       99.7       148.4     4,113.9
Mortgage-backed securities..............     514.9       16.1         2.2       528.8
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,766.6     $120.3      $151.2    $4,735.7
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2001, the amortized cost and market value of these assets on deposit in New York were $180.0 million and $182.9 million, respectively. At December 31, 2000, the amortized cost and market value of these assets on deposit were $186.7 million and $189.8 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $37.6 million and $21.6 million were on deposit with various state and governmental authorities at December 31, 2001 and 2000, respectively.

Contractual fixed maturity investment commitments were not material at December 31, 2001.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

A.  FIXED MATURITIES AND EQUITY SECURITIES (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2001
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  483.4   $  491.4
Due after one year through five years.......................   2,682.6    2,764.7
Due after five years through ten years......................   1,584.3    1,598.2
Due after ten years.........................................   1,205.2    1,202.8
                                                              --------   --------
Total.......................................................  $5,955.5   $6,057.1

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. The carrying values of mortgage loans net of applicable reserves were $226.6 million and $617.6 million at December 31, 2001 and 2000, respectively. Reserves for mortgage loans were $2.7 million and $4.4 million at December 31, 2001 and 2000, respectively. During 2001, the Company received proceeds of $293.1 million as a result of the sale of $278.5 million of its mortgage loan portfolio. Of this, proceeds of $98.8 million resulted from the sale of $96.3 million of mortgage loans to the Company's affiliates, for consideration of $96.4 million in fixed maturity securities and $2.4 million in cash.

At December 31, 2001 there was one real estate property in the Company's investment portfolio. The Company did not hold any real estate investments in 2000. The real estate at December 31, 2001, which had a carrying value of $1.9 million, was acquired through the foreclosure of a mortgage loan and represents non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000 and 1999.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2001.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

B.  MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2001    2000
-------------                                                 ------  ------
Property type:
  Office building...........................................  $120.7  $318.9
  Retail....................................................    56.9   106.8
  Industrial/warehouse......................................    39.5   130.5
  Residential...............................................    11.5    54.8
  Other.....................................................     0.7    11.0
  Reserves..................................................    (2.7)   (4.4)
                                                              ------  ------
Total.......................................................  $226.6  $617.6
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $ 64.6  $159.7
  New England...............................................    46.0    70.4
  West South Central........................................    33.3    47.7
  Pacific...................................................    33.2   217.6
  East North Central........................................    27.1    63.4
  Middle Atlantic...........................................    10.4    35.8
  Other.....................................................    14.7    27.4
  Reserves..................................................    (2.7)   (4.4)
                                                              ------  ------
Total.......................................................  $226.6  $617.6
                                                              ======  ======

At December 31, 2001, scheduled mortgage loan maturities were as follows:
2002 -- $22.3 million; 2003 -- $29.0 million; 2004 -- $50.3 million; 2005 --
$16.8 million; 2006 -- $25.7 million and $82.5 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2001, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

Mortgage loans investment reserves of $2.7 million and $4.4 million at December 31, 2001 and 2000, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2001. The carrying value of impaired loans was $3.4 million, with related reserves of $0.4 million as of December 31, 2000. All impaired loans were reserved for as of December 31, 2000. The four year rolling average carrying value of impaired loans was $2.2 million, $12.1 million and $21.0 million, as of December 31, 2001, 2000 and 1999, respectively. Related interest income while such loans were impaired was $1.4 million and $2.1 million in 2000 and 1999, respectively. There was no interest income received in 2001 related to impaired loans.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

C.  DERIVATIVE INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate or foreign currency volatility. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company has developed an asset/liability management approach tailored to specific insurance or investment product objectives. The investment assets of the Company are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, management develops investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and its exposure to individual markets, borrowers, industries, and sectors.

The Company uses derivative financial instruments, primarily interest rate swaps and futures contracts, with indices that correlate to balance sheet instruments to modify its indicated net interest sensitivity to levels deemed to be appropriate. Specifically, for floating rate funding agreements that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts designed to pay fixed and receive floating interest. Under interest rate swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. Additionally, the Company uses exchange traded financial futures contracts to hedge against interest rate risk on anticipated guaranteed investment contract ("GIC") sales and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on fixed maturities reinvestments from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal risk of default.

As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as the Company's investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar and the Swiss Franc, Japanese Yen, British Pound and Euro. From time to time, the Company may also have exposure to other foreign currencies. To mitigate the short-term effect of changes in currency exchange rates, the Company regularly enters into foreign exchange swap contracts to hedge its net foreign currency exposure. Additionally, the Company enters into compound currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed income securities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements (CSA) with each counterparty. In general, the CSA sets a minimum threshold of $10 million of exposure that must be collateralized, although thresholds may vary by CSA. At December 31, 2001, collateral of $69.7 million in the form of cash, bonds and US Treasury notes were held by our counterparties related to these agreements.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

C.  DERIVATIVE INSTRUMENTS (CONTINUED)

The Company's derivative activities are monitored by management, who review portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with the Company's risk management strategy and with Company policies and procedures.

D.  FAIR VALUE HEDGES

The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. For the year ended December 31, 2001, the Company recognized a net gain of $0.3 million, reported as losses on derivative instruments in the Consolidated Statements of Income, which represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E.  CASH FLOW HEDGES

The Company enters into various types of interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The Company also purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. The Company uses U.S. Treasury Note futures to hedge this risk.

The Company also enters into foreign currency swap contracts to hedge foreign currency exposure on specific fixed income securities, as well as compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

For the year ended December 31, 2001, the Company recognized a net loss of $35.5 million, reported as losses on derivative instruments in the Consolidated Statements of Income, which represented the total ineffectiveness of all cash flow hedges. This net loss included a total loss of $35.8 million related to ineffective hedges of floating rate funding agreements with put options allowing the policyholder to cancel the contract prior to maturity. During the fourth quarter of 2001, the Company reviewed the trend in put activity since inception of the funding agreement business in order to determine the ongoing effectiveness of the hedging relationship. Based upon the historical trend in put activity, as well as management's uncertainty about possible future events, the Company has determined that it is probable that some of the future variable cash flows of the funding agreements will not occur, and therefore the hedges were ineffective. The Company analyzed the future payments under each outstanding funding agreement, and determined the amount of payments that are probable of occurring versus those that are probable of not occurring. The total accumulated market value losses deferred in other comprehensive income related to the payments that are probable of not occurring, which totals $35.8 million, was reclassified to earnings during the fourth quarter of 2001. This loss includes $13.7 million of losses related to funding agreements that have already been put back to the Company, as well as $22.1 million of losses related to funding agreements that have not been put, but which management believes are probable of being put in the future. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

E.  CASH FLOW HEDGES (CONTINUED)

As of December 31, 2001, $79.5 million of the deferred net losses on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that (1) are expected to occur over the next twelve months and (2) will necessitate reclassifying to earnings these derivatives gains (losses) include (a) the re-pricing of variable rate trust instruments supported by funding obligations, (b) the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities, (c) the anticipated sale of GICs and other funding agreements, (d) the possible put or non-renewal of GICs and other funding agreements, and (e) the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate funding agreements) is 12 months.

F.  TRADING ACTIVITIES

The Company enters into insurance portfolio-linked, credit default, and other swap contracts for investment purposes. These products are not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio -- linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. Under the other swap contract entered into for investment purposes, the Company agrees to exchange the difference between fixed and floating interest amounts calculated on an agreed upon notional principal amount. The primary risk associated with this swap contract is the counterpary credit risk.

As of December 31, 2001, the Company no longer held insurance portfolio-linked or credit default swap contracts. Net realized losses related to insurance portfolio-linked contracts was $4.3 million, $0.7 million and $0.2 million for the years ended December 31, 2001, 2000 and 1999, respectively. The fair values of insurance portfolio-linked swap contracts outstanding were immaterial at December 31, 2000.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. There was no net increase to investment income related to credit default swap contracts for the year ended December 31, 2001; however, there was a net increase of $0.2 million and $0.4 million for the years ended December 31, 2000 and 1999, respectively.

The fair value of other swap contracts held for investment purposes was $(2.1) million and $(1.2) million at December 31, 2001 and 2000, respectively. The net decrease in net investment income related to this contract was $(0.7) million and $(0.1) million for the years ended December 31, 2001 and 2000, respectively. There was no net investment income related to this contract in 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS (CONTINUED)

G.  UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities and derivative instruments are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER(1)   TOTAL
-------------                                                 ----------  ------------  -------
2001
Net (depreciation) appreciation, beginning of year..........   $ (22.1)      $  13.4    $  (8.7)
                                                               -------       -------    -------
    Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments.................      86.5         (21.1)      65.4
    Net depreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........     (19.7)       --          (19.7)
    (Provision) benefit for deferred federal income taxes...     (23.4)          7.4      (16.0)
                                                               -------       -------    -------
                                                                  43.4         (13.7)      29.7
                                                               -------       -------    -------
Net depreciation, end of year...............................      21.3          (0.3)      21.0
                                                               -------       -------    -------
2000
Net (depreciation) appreciation, beginning of year..........   $ (30.4)      $  15.5    $ (14.9)
                                                               -------       -------    -------
    Net appreciation (depreciation) on available-for-sale
      securities............................................      48.9          (3.2)      45.7
    Net depreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........     (36.1)       --          (36.1)
    (Provision) benefit for deferred federal income taxes...      (4.5)          1.1       (3.4)
                                                               -------       -------    -------
                                                                   8.3          (2.1)       6.2
                                                               -------       -------    -------
Net (depreciation) appreciation, end of year................   $ (22.1)      $  13.4    $  (8.7)
                                                               -------       -------    -------
1999
Net appreciation, beginning of year.........................   $  79.0       $  90.2    $ 169.2
                                                               -------       -------    -------
    Net depreciation on available-for-sale securities.......    (254.4)       (122.3)    (376.7)
    Net appreciation from the effect on deferred policy
      acquisition costs and on policy liabilities...........      78.5        --           78.5
    Benefit for deferred federal income taxes and minority
      interest..............................................      72.1          64.7      136.8
    Distribution of subsidiaries (See Note 3)...............      (5.6)        (17.1)     (22.7)
                                                               -------       -------    -------
                                                                (109.4)        (74.7)    (184.1)
                                                               -------       -------    -------
Net (depreciation) appreciation, end of year................   $ (30.4)      $  15.5    $ (14.9)
                                                               -------       -------    -------

(1) INCLUDES NET (DEPRECIATION) APPRECIATION ON OTHER INVESTMENTS OF $0.5 MILLION, $1.5 MILLION, AND $(1.1) MILLION, IN 2001, 2000 AND 1999, RESPECTIVELY.

H.  OTHER

At December 31, 2001 and 2000, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $389.7  $339.8  $452.8
Mortgage loans..............................................    42.0    52.1    56.1
Equity securities...........................................     1.4     1.1     1.7
Policy loans................................................    27.1    26.1    24.5
Derivatives.................................................   (48.0)   (5.6)   (6.7)
Other long-term investments.................................    20.8    11.3    14.9
Short-term investments......................................    12.4     8.1    27.1
                                                              ------  ------  ------
Gross investment income.....................................   445.4   432.9   570.4
Less investment expenses....................................   (12.2)  (11.5)  (13.5)
                                                              ------  ------  ------
Net investment income.......................................  $433.2  $421.4  $556.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $5.6 million and $2.9 million on non-accrual status at December 31, 2001 and 2000, respectively. There were no mortgage loans on non-accrual status at December 31, 2001 and 2000. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $7.3 million in 2001, and $1.6 million and $1.4 million in 2000 and 1999, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2001. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million at December 31, 2000. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million and $2.5 million in 2000 and 1999, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million and $1.8 million in 2000 and 1999, respectively.

There were no mortgage loans which were non-income producing at December 31, 2001 and 2000. There were, however, fixed maturities with a carrying value of $2.7 million and $0.8 million which were non-income producing at December 31, 2001 and 2000, respectively.

Included in other long-term investments is income from limited partnerships of $9.1 million, $7.8 million and $6.6 million in 2001, 2000 and 1999, respectively.

B.  NET REALIZED INVESTMENT LOSSES AND GAINS

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(88.0) $(77.1) $(52.6)
Mortgage loans..............................................    14.6     1.3     2.5
Equity securities...........................................    28.1     2.0   141.3
Derivatives.................................................   (32.9)    3.1    (0.2)
Other long-term investments.................................    (8.4)    2.9     8.7
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(86.6) $(67.8) $ 99.7
                                                              ======  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

B.  NET REALIZED INVESTMENT LOSSES AND GAINS (CONTINUED)

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2001
Fixed maturities............................................    $1,044.4     $46.3  $ 26.8
Equity securities...........................................        39.3      29.7    --

2000
Fixed maturities............................................    $1,129.2     $ 4.0  $ 52.7
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,546.8     $10.4  $ 28.9
Equity securities...........................................       421.2     149.0     7.6

The Company recognized losses of $113.1 million, $31.8 million and $30.7 million in 2001, 2000 and 1999, respectively, related to other-than-temporary impairments on fixed maturities and other securities.

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001     2000    1999
-------------                                                 -------  ------  -------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) of $(5.0) in 2001, net of tax
 (benefit) in 2000 of $(21.5) million, including $22.7
 million resulting from the distribution of subsidiaries in
 1999, net of tax (benefit) and minority interest of
 $(103.3) million in 1999.).................................  $ (10.1) $(40.2) $(121.9)
Less: reclassification adjustment for (losses) gains
 included in net
 income (net of tax (benefit) of $(21.0) and $(24.9) million in 2001
 and 2000, respectively and net of tax and minority interest
 of $33.5 million in 1999)..................................    (38.9)  (46.4)    62.2
                                                              -------  ------  -------
Total available-for-sale securities.........................     28.8     6.2   (184.1)
                                                              -------  ------  -------
Unrealized depreciation on derivative instruments:
Unrealized holding losses arising during period, (net of tax
 benefit of $63.4 million in 2001)..........................   (117.7)   --      --
Less: reclassification adjustment for losses included in net
 income (net of tax benefit of $63.9 million in 2001).......   (118.6)   --      --
                                                              -------  ------  -------
Total derivative instruments................................      0.9
                                                              -------  ------  -------
Net unrealized appreciation (depreciation) on investments...  $  29.7  $  6.2  $(184.1)
                                                              =======  ======  =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Prior to the implementation of Statement No. 133 on January 1, 2001, the Company included swap contracts used to hedge fixed maturities in the fair value of fixed maturities. The Company held swap contracts with a fair value of $(47.7) million at December 31, 2000. At December 31, 2001, these swap contracts are carried on the Consolidated Balance Sheets at fair value.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS

Fair values are estimated by independent pricing sources.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS (CONTINUED)
TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                     2001                2000
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  154.1  $  154.1  $  124.9  $  124.9
  Fixed maturities..........................................   6,057.1   6,057.1   4,735.7   4,735.7
  Equity securities.........................................      37.1      37.1      57.1      57.1
  Mortgage loans............................................     226.6     235.6     617.6     640.6
  Policy loans..............................................     379.6     379.6     381.3     381.3
  Derivatives...............................................      73.3      73.3      88.7      88.7
  Company owned life insurance..............................      67.3      67.3      65.6      65.6
                                                              --------  --------  --------  --------
                                                              $6,995.1  $7,004.1  $6,070.9  $6,093.9
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,171.1  $1,174.1  $1,636.5  $1,663.3
  Derivatives...............................................     180.3     180.3      11.8      11.8
  Supplemental contracts without life contingencies.........      57.3      57.3      40.7      40.7
  Dividend accumulations....................................      88.8      88.8      88.5      88.5
  Other individual contract deposit funds...................      50.4      50.4      45.0      44.9
  Other group contract deposit funds........................     213.4     212.4     323.1     319.0
  Individual fixed annuity contracts........................   1,686.2   1,621.3   1,026.1     991.7
  Trust instruments supported by funding obligations........   1,518.6   1,534.0     621.5     620.5
                                                              --------  --------  --------  --------
                                                              $4,966.1  $4,918.6  $3,793.2  $3,780.4
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2001 and 2000 and for the periods ended December 31, 2001, 2000 and 1999 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2001    2000
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $498.1 and $400.3, respectively)..........................................................  $504.2  $397.5
  Mortgage loans...........................................................    55.7   144.9
  Policy loans.............................................................   182.1   191.7
  Cash and cash equivalents................................................     9.2     1.9
  Accrued investment income................................................    14.6    14.6
  Deferred policy acquisition costs........................................    10.4    11.0
  Other assets.............................................................     6.2     6.4
                                                                             ------  ------
Total assets...............................................................  $782.4  $768.0
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................   798.2   808.9
  Policyholder dividends...................................................    30.7    20.0
  Other liabilities........................................................     7.0     0.8
                                                                             ------  ------
Total liabilities..........................................................  $835.9  $829.7
                                                                             ------  ------
Excess of Closed Block liabilities over assets designated to the Closed
 Block.....................................................................  $ 53.5  $ 61.7
Amounts included in accumulated other comprehensive income: Net unrealized investment losses, net of deferred federal income tax benefit of $8.8
 million and $1.3 million, respectively....................................   (16.4)   (2.5)
                                                                             ------  ------
Maximum future earnings to be recognized from Closed Block assets and liabilities...............................................................  $ 37.1  $ 59.2
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2001   2000    1999
-------------                                                                -----  -----  ------
Revenues
  Premiums and other income................................................  $47.2  $49.9  $ 52.1
  Net investment income....................................................   54.1   53.6    53.8
  Realized investment losses...............................................   (2.2)  (5.4)   (0.6)
                                                                             -----  -----  ------
Total revenues.............................................................   99.1   98.1   105.3
                                                                             -----  -----  ------
Benefits and expenses
  Policy benefits..........................................................   83.1   89.5    88.9
  Policy acquisition expenses..............................................    0.6    2.1     2.5
  Other operating expenses.................................................   --      0.2     0.1
                                                                             -----  -----  ------
Total benefits and expenses................................................  $83.7  $91.8  $ 91.5
                                                                             -----  -----  ------
Contribution from the Closed Block.........................................  $15.4  $ 6.3  $ 13.8
                                                                             =====  =====  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CLOSED BLOCK (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001     2000     1999
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $  15.4  $   6.3  $  13.8
  Change in:
    Deferred policy acquisition costs, net..................      0.6      2.1      2.5
    Policy liabilities and accruals.........................    (12.3)   (12.0)   (13.1)
    Other assets............................................      2.1      5.3     (8.2)
    Expenses and taxes payable..............................     (0.2)   (10.1)    (2.9)
    Other, net..............................................      2.5      5.3      0.8
                                                              -------  -------  -------
  Net cash provided by (used in) operating activities.......      8.1     (3.1)    (7.1)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    136.8    133.3    139.0
    Purchases of investments................................   (147.2)  (160.3)  (128.5)
    Other, net..............................................      9.6      9.4      9.8
                                                              -------  -------  -------
Net cash (used in) provided by investing activities.........     (0.8)   (17.6)    20.3
                                                              -------  -------  -------
Net increase (decrease) in cash and cash equivalents........      7.3    (20.7)    13.2
Cash and cash equivalents, beginning of year................      1.9     22.6      9.4
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   9.2  $   1.9  $  22.6
                                                              =======  =======  =======

There were no reserves on mortgage loans at December 31, 2001, 2000 and 1999, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $ (1.5) $(33.8) $88.7
  Deferred..................................................   (13.0)   50.1    4.3
                                                              ------  ------  -----
Total.......................................................  $(14.5) $ 16.3  $93.0
                                                              ======  ======  =====

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001     2000    1999
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $  8.8   $ 49.9  $133.4
  Tax-exempt interest.......................................    --        --     (24.2)
  Dividend received deduction...............................     (8.9)    (6.9)   --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    --       (13.3)   --
  Changes in tax reserve estimates..........................     (1.4)    (4.0)   (8.7)
  Tax credits...............................................    (10.8)   (10.3)   (8.5)
  Other, net................................................     (2.2)     0.9     1.0
                                                               ------   ------  ------
Federal income tax expense..................................   $(14.5)  $ 16.3  $ 93.0
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Deferred tax liabilities (assets)
  Tax credit carryforwards..................................  $ (53.1)   $ (20.2)
  Insurance reserves........................................   (204.2)    (264.9)
  Deferred acquisition costs................................    448.5      416.8
  Employee benefit plans....................................    (58.3)     (51.6)
  Investments, net..........................................    (39.4)     (29.8)
  Litigation reserve........................................     (1.9)      (8.1)
  Discontinued operations...................................    (14.2)     (11.9)
  Loss carryforwards........................................    (58.8)      (9.5)
  Other, net................................................      6.1        5.8
                                                              -------    -------
Deferred tax liability, net.................................  $  24.7    $  26.6
                                                              =======    =======

Gross deferred income tax assets totaled $972.8 million and $471.0 millions at December 31, 2001 and 2000, respectively. Gross deferred income tax liabilities totaled $997.5 million and $497.6 million at December 31, 2001 and 2000, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  FEDERAL INCOME TAXES (CONTINUED)

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2001, there are available alternative minimum tax credit carryforwards, low income housing credit carryforwards and foreign tax credit recoverable of $4.7 million, $41.7 million and $6.1 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018 and the foreign tax credit expiring in 2002 will be carried back to 1995 and 1996. Also, at December 31, 2001, the Company has net operating loss carryforwards of $152.7 million expiring in 2014 and capital loss carryforwards of $15.3 million expiring in 2005.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an inter-company cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under defined benefit pension plans. These plans are based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2001 allocation was based on 5.0%, and the 2000 and 1999 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grand-fathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 14.7     $ 18.5     $ 19.3
Interest cost...............................................     30.9       28.6       26.5
Expected return on plan assets..............................    (39.6)     (43.1)     (38.9)
Recognized net actuarial gain...............................     (0.4)     (11.2)      (0.4)
Amortization of transition asset............................     (2.2)      (2.2)      (2.3)
Amortization of prior service cost..........................     (3.1)      (3.1)      (3.3)
                                                               ------     ------     ------
  Net periodic pension cost (benefit).......................   $  0.3     $(12.5)    $  0.9
                                                               ======     ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  PENSION PLANS (CONTINUED)

The Company, allocated approximately $.2 million and $(6.5) million of the net periodic pension (benefit) cost to its affiliated companies in 2001 and 2000, respectively.

The following table summarizes the status of the plan. At December 31, 2001 and 2000, the projected benefit obligations exceeded the plans' assets. During the fourth quarter of 2001, the Company recorded a $64.8 million dollar increase in its minimum pension liability related to its qualified pension plan, of which $40.9 million was allocated to affiliates. This is reflected as an adjustment to accumulated other comprehensive income in accordance with Financial Accounting Standard, No. 130, "Reporting Comprehensive Income" and primarily reflects the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan, as determined by the Company's market value of assets held by the plan due to a general decline in the equity markets.

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........  $ 450.9     $392.7
  Service cost -- benefits earned during the year...........     14.7       18.5
  Interest cost.............................................     30.9       28.6
  Actuarial losses (gains)..................................     12.4       37.7
  Benefits paid.............................................    (25.7)     (26.6)
                                                              -------     ------
    Projected benefit obligation at end of year.............    483.2      450.9
                                                              -------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    441.5      470.6
  Actual return on plan assets..............................    (51.5)      (2.5)
  Benefits paid.............................................    (25.7)     (26.6)
                                                              -------     ------
    Fair value of plan assets at end of year................    364.3      441.5
                                                              -------     ------
  Funded status of the plan.................................   (118.9)      (9.4)
  Unrecognized transition obligation........................    (17.2)     (19.4)
  Unamortized prior service cost............................     (1.7)      (8.9)
  Unrecognized net actuarial losses (gains).................     27.6       (6.4)
                                                              -------     ------
    Net pension liability...................................  $(110.2)    $(44.1)
                                                              =======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $6.1 million and $7.5 million in 2001 and 2000, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 6.88% and 7.25% in 2001 and 2000, respectively, and the assumed long-term rate of return on plan assets was 9.5% in both 2001 and 2000. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels of 4.0% in 2001 and levels ranging from 5.0% to 5.5% in 2000. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2001 and 2000, with a market value of $35.5 million and $57.7 million at December 31, 2001 and 2000, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  PENSION PLANS (CONTINUED)

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2001, 2000 and 1999, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.7 million, $6.1 million and $5.9 million in 2001, 2000 and 1999, respectively. The Company allocated approximately $3.6 million and $2.4 million of the 401(k) expense to its affiliated companies in 2001 and 2000 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2001, 2000 and 1999 was $3.3 million, $3.2 million and $3.1 million, respectively.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2001       2000
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 75.5     $ 66.8
Service cost................................................      2.3        1.9
Interest cost...............................................      4.9        4.9
Actuarial losses (gains)....................................     (1.2)       5.6
Benefits paid...............................................     (4.3)      (3.7)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     77.2       75.5
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (77.2)     (75.5)
Unamortized prior service cost..............................     (5.4)      (7.6)
Unrecognized net actuarial gains............................     (8.4)      (7.7)
                                                               ------     ------
  Accumulated postretirement benefit costs..................    (91.0)    $(90.8)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  OTHER POSTRETIREMENT BENEFIT PLANS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Service cost................................................   $  2.3     $  1.9     $  2.9
Interest cost...............................................      4.9        4.9        4.6
Actuarial (gains) losses....................................     (0.4)      (0.5)       0.1
Amortization of prior service cost..........................     (2.2)      (2.2)      (2.3)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.6     $  4.1     $  5.3
                                                               ======     ======     ======

The Company allocated approximately $2.9 million and $2.1 million of the net periodic postretirement cost to its affiliated companies in 2001 and 2000 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.2 million and $3.9 million in 2001 and 2000, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2001, health care costs were assumed to increase 10% in 2002, declining thereafter until the ultimate rate of 5.0% is reached in 2010 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2001 by $4.6 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2001 by $4.0 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.88% and 7.25% at December 31, 2001 and 2000, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 4.0% for FAFLIC agents.

12.  RELATED PARTY TRANSACTIONS

FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions. Amounts charged by FAFLIC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $339.5 million, $300.3 million and $160.2 million in 2001, 2000 and 1999 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $87.3 million and $11.4 million at December 31, 2001 and 2000, respectively.

In accordance with the above agreement, FAFLIC has allocated a $40.9 million minimum pension liability to its affiliates as of December 31, 2001.

In December 2001, the Company's parent, AFC, declared a $30.0 million contribution of capital consisting of approximately $23.3 million of fixed maturity securities and $6.7 million of cash paid in 2002.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner. Accordingly, no dividends were declared by FAFLIC to AFC during 2001, 2000, or 1999. In addition, FAFLIC cannot pay dividends to AFC without prior approval from the Commissioner during 2002.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2001, 2000, or 1999. During 2002, AFLIAC cannot pay dividends to FAFLIC without prior approval.

14.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $  --      $1,075.2
  Asset Accumulation
    Allmerica Financial Services............................    816.4       858.1      799.0
    Allmerica Asset Management..............................    143.5       137.7      144.5
                                                               ------    --------   --------
        Subtotal............................................    959.9       995.8      943.5
                                                               ------    --------   --------
  Corporate.................................................    --          --           0.4
  Intersegment revenues.....................................    --          --          (0.8)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    959.9       995.8    2,018.3
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Net realized (losses) gains...........................    (86.6)      (67.8)      99.7
                                                               ------    --------   --------
    Total revenues..........................................   $873.3    $  928.0   $2,118.0
                                                               ======    ========   ========
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2001       2000       1999
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $  --      $   86.3
  Asset Accumulation
    Allmerica Financial Services..............................      147.5       224.5      207.1
    Allmerica Asset Management................................       15.9        17.3       21.3
                                                                   ------    --------   --------
        Subtotal..............................................      163.4       241.8      314.7
                                                                   ------    --------   --------
  Corporate...................................................      (23.7)      (25.2)     (39.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     139.7       216.6      275.5
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (87.1)      (62.9)     105.5
    Sales practice litigation.................................        7.7
    Restructuring costs.......................................      --          (11.0)     --
    Losses on derivative instruments..........................      (35.2)      --         --
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $ 25.1    $  142.7   $  381.0
                                                                   ======    ========   ========

DECEMBER 31
(IN MILLIONS)                                       2001        2000        2001        2000
-------------                                     ---------   ---------   ---------   ---------
                                                   IDENTIFIABLE ASSETS    DEFERRED ACQUISITION
                                                                                  COSTS
Risk Management.................................  $   359.4   $   462.6   $    3.2    $    3.3
Asset Accumulation
  Allmerica Financial Services..................   21,163.0    23,129.0    1,585.2     1,420.8
  Allmerica Asset Management....................    2,805.0     2,221.3      --            0.2
                                                  ---------   ---------   --------    --------
      Total.....................................  $24,327.4   $25,812.9   $1,588.4    $1,424.3
                                                  =========   =========   ========    ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.4 million, $11.7 million and $22.2 million in 2001, 2000, and 1999, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2001, future minimum rental payments under non-cancelable operating leases were approximately $42.6 million, payable as follows: 2002 -- $17.2 million; 2003 --$12.6 million; 2004 -- $7.7 million; 2005 -- $3.5 million; and 2006 -- $1.6 million. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2002.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 were $20.4 million and $21.4 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 of $1.8 million and $30.6 million.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 86.5    $   92.3   $  106.2
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (38.2)      (41.0)     (50.6)
                                                               ------    --------   --------
Net premiums................................................   $ 49.0    $   52.0   $   56.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $  --      $1,089.0
  Assumed...................................................    --          --          27.3
  Ceded.....................................................    --          --        (135.4)
                                                               ------    --------   --------
Net premiums................................................   $--       $  --      $  980.9
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $  --      $1,047.3
  Assumed...................................................    --          --          30.3
  Ceded.....................................................    --          --        (127.3)
                                                               ------    --------   --------
Net premiums................................................   $--       $  --      $  950.3
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $460.1    $  453.7   $  479.5
  Assumed...................................................      0.3         0.3        0.1
  Ceded.....................................................    (46.1)      (35.1)     (35.8)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $414.3    $  418.9   $  443.8
                                                               ======    ========   ========
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  --      $  805.6
  Assumed...................................................    --          --          25.9
  Ceded.....................................................    --          --        (128.0)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  --      $  703.5
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Balance at beginning of year                                  $1,424.3   $1,232.6   $1,011.9
  Acquisition expenses deferred.............................     275.4      297.0      421.3
  Amortized to expense during the year......................     (77.5)     (83.4)     (80.6)
  Adjustment for commission buyout program..................     (31.6)     --         --
  Adjustment for discontinued operations....................      (0.2)      (2.7)       3.4
  Adjustment to equity during the year......................      (2.0)     (19.2)      39.3
  Adjustment due to distribution of subsidiaries............     --         --        (162.7)
                                                              --------   --------   --------
Balance at end of year......................................  $1,588.4   $1,424.3   $1,232.6
                                                              ========   ========   ========

During the first quarter of 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, net of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $120.5 million, $184.7 million and $265.5 million at December 31, 2001, 2000 and 1999, respectively. Reinsurance recoverables related to this business were $343.0 million, $335.9 million and $335.7 million in 2001, 2000 and 1999, respectively. The decreases in 2001 and 2000 were primarily attributable to the continued run-off of the group accident and health business. Also, the decrease in 2000 was impacted by the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

The table below provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and LAE as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999
-------------                                                 ---------
Reserve for losses and LAE, beginning of year...............  $ 2,597.3
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of current year..............      795.6
  Decrease in provision for insured events of prior years...      (96.1)
                                                              ---------
Total incurred losses and LAE...............................      699.5
                                                              ---------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2
                                                              ---------
Total payments..............................................      766.3
                                                              ---------
Change in reinsurance recoverable on unpaid losses..........       44.3
Distribution of subsidiaries................................   (2,574.8)
                                                              ---------
Reserve for losses and LAE, end of year.....................  $  --
                                                              =========

As part of an ongoing process, the reserves have been re-estimated for all prior accident years and were decreased by $96.1 million in 1999.

Favorable development on prior years' loss reserves was $52.0 million for the year ended December 31, 1999. Favorable development on prior year's loss adjustment expense reserves was $44.1 million prior to the AFC corporate reorganization in 1999.

This favorable development reflected the Company's reserving philosophy consistently applied. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

19.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2001 and 2000. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. In the second quarter of 2001, the Company recognized a pre-tax benefit of $7.7 million resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because on a statutory accounting basis policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, post retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001 the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by state authorities. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount that total capital and surplus would have been had the accounting principles been applied retroactively for all periods. As of January 1, 2001, the Company recorded a cumulative effect adjustment of $45.0 million. Included in this total adjustment is an increase in surplus of $49.7 million related to the establishment of deferred tax assets and reductions in surplus totaled $4.7 million and resulted from the change in valuations of post employment benefits and non-admitted assets.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2001       2000       1999
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $  322.6
  Life and Health Companies.................................    (44.9)     (43.6)      239.0

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $  --
  Life and Health Companies.................................    377.9      528.5       590.1

                              SEPARATE ACCOUNT IMO
                              FINANCIAL STATEMENT
                                  (UNAUDITED)

NOTE 1 -- ORGANIZATION

    Separate Account IMO ("the Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company (FAFLIC), established on May 1, 2002 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain flexible premium variable life insurance policies ("the Policies") issued by FAFLIC. FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Separate Account currently offers twenty-two Sub-Accounts. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP                                                 INVESTMENT MANAGER
----------                                                 ------------------
Allmerica Investment Trust ("AIT")                         Allmerica Financial Investment
                                                           Management Services, Inc. ("AFIMS")
AIM Variable Insurance Funds ("AIM V.I.")                  A I M Advisors, Inc.
Alliance Variable Products Series Fund, Inc.               Alliance Capital Management, L.P.
(Class B) ("Alliance B")
Fidelity Variable Insurance Products Fund                  Fidelity Management & Research Company
(Service Class 2) ("Fidelity VIP SC")                      ("FMR")
Fidelity Variable Insurance Products Fund II               Fidelity Management & Research Company
(Service Class 2) ("Fidelity VIP II SC")                   ("FMR")
Franklin Templeton Variable Insurance Products Trust       Franklin Mutual Advisors, LLC
(Class 2) ("FT VIP")

    The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. AFIMS is an indirect wholly owned subsidiary of FAFLIC.

    As of December 31, 2001, there was no investment activity in the separate account.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Separate Account.

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). FAFLIC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is

                              SEPARATE ACCOUNT IMO
                        FINANCIAL STATEMENT (CONTINUED)
                                  (UNAUDITED)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

required. FAFLIC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

    Under the provisions of Section 817(h) of IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement amendment comprises the following papers and documents:

The facing sheet.
Cross-reference items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.
Written consents of the following persons:

         1.  Actuarial Consent
         2.  Opinion of Counsel
         3.  Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 authorizing the establishment of the Separate Account IMO was filed in the Registrant's Initial Registration Statement on June 29, 2001, and is incorporated by reference herein.

         (2)      Not Applicable.

         (3)      (a)      Underwriting and Administrative Services Agreement
                           between the Company and Allmerica Investments, Inc.
                           was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration
                           Statement No. 33-74184), and is incorporated by reference herein.

                  (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (c) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and are incorporated by reference herein.

                  (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (e) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (f) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

         (4)      Not Applicable.

         (5)      (a)      Policy;

                  (b)      Total Disability Rider;

                  (c)      Term Insurance Rider; and

                  (d) Other Insured Term Insurance Rider were filed in the Registrant's Initial Registration Statement on June 29, 2001, and are incorporated by reference herein.

         (6) Articles of Incorporation and Bylaws of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 3 (Registration Statement No. 33-74184), and are incorporated by reference herein.

         (7)      Not Applicable.

         (8)      (a)      Form of Amendment dated May 1, 2002 to the Allmerica
                           Investment Trust Participation Agreement was previously filed in April 2002 in Post-Effective
                           Amendment No. 3 of Registration Statement No.
                           333-45914/811-10133, and is incorporated by reference herein. Amendment dated October 30, 2000 to the Allmerica Investment Trust Participation Agreement was previously filed on April 26, 2001 in Post-Effective Amendment No. 10 of Registration
                           Statement No. 33-71056/811-8130, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated
                           March 22, 2000 was previously filed on April 25, 2000 in Post-Effective Amendment No. 9 of Registration
                           Statement No. 33-71056/811-8130, and is incorporated by reference herein.

                  (b) Form of Amendment dated May 1, 2002 to the AIM Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Form of Amendment #6 dated May 1, 2001 to the Participation Agreement between the Company and AIM Variable Insurance Funds, Inc. was previously filed on April 26, 2001 in Post-Effective Amendment No. 14 of Registration Statement 333-06383/811-7663 and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds, Inc. was previously filed on August 27, 1998 in Post-Effective Amendment No. 2 in Registration Statement No. 333-16929/811-7747, and is incorporated by reference herein.

                  (c) Form of Amendment dated May 1, 2002 to the Alliance Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Alliance Amendment and Restated Participation Agreement, Merger and Consolidated Agreement, and Amended and Restated Participation Agreement between the Company and Alliance Variable Products Series Fund, Inc. dated August 1, 2000 were previously filed on April 26, 2001 in Post-Effective Amendment No. 10 of Registration Statement 33-71056/811-8130, and are incorporated by reference herein.

                  (d) Participation Agreement with Deutsche Asset Management VIT Funds (formerly Banker's Trust) dated March 7, 2000 was previously filed on April 26, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87105/811-8114, and is incorporated by reference herein.

                  (e) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed on April 26, 2001 in Post-Effective Amendment No. 10 of Registration Statement 33-71056/811-8130, and is incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund Participation Agreement was previously filed on April 25, 2000 in Post-Effective Amendment No. 9 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (f) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed on April 26, 2001 in Post-Effective Amendment No. 10 of Registration Statement 33-71056/811-8130, and is incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated October 4, 1999 to the Variable Insurance Products Fund II Participation Agreement were previously filed on April 25, 2000 in Post-Effective Amendment No. 9, and are incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12, and is incorporated by reference herein.

                  (g) Amendment dated October 1, 2001 to the Fidelity VIP III Participation Agreement is filed herewith. Form of Amendment dated May 1, 2001 and Participation Agreement with Variable Insurance Products Fund III were previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and are incorporated by reference herein.

                  (h) Form of Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 and Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 were previously filed on April 26, 2001 in Post-Effective Amendment No. 10 of Registration Statement 33-71056/811-8130, and are incorporated by reference herein.

                  (i) Amendment dated December 15, 2001 to the INVESCO Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Form dated May 1, 2001 and Participation Agreement between the Company and INVESCO Variable Investments Funds, Inc. dated March 21, 2000 were previously filed on April 26, 2001 in Post-Effective Amendment No. 10 of Registration Statement 33-71056/811-8130, and are incorporated by reference herein.

                  (j) Participation Agreement between the Company and Janus Distributors, Inc. dated February 29, 2000 was previously filed on April 26, 2001 in Post-Effective Amendment

                           No. 10 of Registration Statement 33-71056/811-8130, and is incorporated by reference herein.

                  (k) Participation Agreement dated October 1, 2000 with Scudder Investments, Inc. and Scudder Distributors was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment to Pioneer Participation Agreement was previously filed on April 26, 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769 and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No. 1 in Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

                  (l) Amendment dated October 24, 2000 to the Pioneer Participation Agreement was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment to the Pioneer Participation Agreement was previously filed on April 26, 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-86664/811-8872, and is incorporated by reference herein. Participation Agreement with Pioneer was previously filed on April 24, 1998 in Post-Effective Amendment No. 8 of Registration Statement No. 33-86664/811-8872, and is incorporated by reference herein.

                  (m) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (n) Amendment to Fidelity Service Agreement was previously filed on May 1, 1997 in Post-Effective Amendment No. 6 (Registration Statement No. 33-74184), and is incorporated by reference herein. Fidelity Service Agreement was previously filed on April 30, 1996 in Post-Effective Amendment No. 4 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (o) Fidelity Service Contract was previously filed on May 1, 1997 in Post-Effective Amendment No. 6 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (p) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

                  (q) Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed on April 26, 2001 in Post-Effective Amendment No. 10 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Form of Amendment to the Delaware Group Premium Fund Participation Agreement was previously filed on April 25, 2000 in Post-Effective Amendment No. 9 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

                  (r) Form of Amendment dated May 1, 2002 to the MFS Participation Agreement and Participation Agreement dated August 1, 1998 with MFS Variable Insurance Trust are filed herewith.

                  (s) Form of Amendment dated May 1, 2002 to the Oppenheimer Participation Agreement and Participation Agreement dated August 1, 1998 are filed herewith.

         (9)      (a)      BFDS Agreements for lockbox and mailroom services
                           were previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration
                           Statement No. 33-74184), and are incorporated by reference herein.

                  (b)      Directors' Power of Attorney is filed herewith.

         (10) Application was previously filed in October 2001 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-64162/811-10433, and is incorporated by reference herein. Form of Application was filed in the Registrant's Initial Registration Statement on June 29, 2001, and is incorporated by reference herein.

         (11) Not Applicable. The Registrant invests only in shares issued by open-end investment companies, which are not "Covered Securities" under Reg. 270.17j-(a)(4)(iii). Under Reg. 270.17j-1(c)(1)(i), the Registrant is not required to adopt a Code of Ethics pursuant to Rule 17j-1, because it is a "Fund that does not invest in Covered Securities."

2. Policy and Policy riders are included in Exhibit 1 (5) of the Registrant's Initial Registration Statement on June 29, 2001, and are incorporated by reference herein.

3.       Opinion of Counsel is filed herewith.

4.       Not Applicable.

5.       Not Applicable.

6.       Actuarial Consent is filed herewith.

7. Procedures Memorandum dated May, 1993 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in October 2001 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-64162/811-10433, and is incorporated by reference herein.

8.       Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2002.

                              SEPARATE ACCOUNT IMO
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                            By: /s/Charles F. Cronin
                              ---------------------
                              Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                               TITLE                                                         DATE
----------                               -----                                                         ----

/s/ Warren E. Barnes
-------------------------
Warren E. Barnes                         Vice President and Corporate Controller                       April 1, 2002

Edward J. Parry*                         Director, Vice President and Chief Financial Officer
-------------------------

Richard M. Reilly*                       Director and Senior Vice President
-------------------------

John F. O'Brien*                         Director, President  and Chief Executive Officer
-------------------------

Bruce C. Anderson*                       Director and Vice President
-------------------------

Mark R. Colborn*                         Director and Vice President
-------------------------

John P. Kavanaugh*                       Director, Vice President and Chief Investment Officer
-------------------------

J. Kendall Huber*                        Director, Vice President and General Counsel
-------------------------

Mark A. Hug*                             Director and Vice President
-------------------------

Robert P. Restrepo, Jr.*                 Director and Vice President
-------------------------

Gregory D. Tranter*                      Director and Vice President
-------------------------


*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated December 6, 2001 duly executed by such persons.

/s/ Sheila B. St. Hilaire
-------------------------
Sheila B. St. Hilaire, Attorney-in-Fact

                                              FORM S-6 EXHIBIT TABLE

Exhibit 1(8)(g) Amendment dated October 1, 2001 to the Fidelity VIP III Participation Agreement

Exhibit 1(8)(r) Form of Amendment dated May 1, 2002 to the MFS Participation Agreement and Participation Agreement dated August 1, 1998 with MFS Variable Insurance Trust

Exhibit 1(8)(s) Form of Amendment dated May 1, 2002 to the Oppenheimer Participation Agreement and Participation Agreement dated August 1, 1998

Exhibit 1(9)(b)     Directors' Power of Attorney

Exhibit 3           Opinion of Counsel

Exhibit 6           Actuarial Consent

Exhibit 8           Consent of Independent Accountants